Foundry Partners Small Cap Value Fund
a series of Valued Advisers Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(800) 247-1014

April 15, 2025

Dear Shareholder,

On behalf of the Board of Trustees of Valued Advisers Trust (the “VAT Board”), I am writing to inform you of the upcoming special meeting of the shareholders of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (“VAT”) (the “Fund” or the “Acquired Fund”), which will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 45246 on April 25, 2025 at 11:00 a.m. Eastern Time (with any adjournments or postponements thereof, the “Meeting”).

At the Meeting, the shareholders of the Acquired Fund will be asked to vote on an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) providing for the reorganization of the Acquired Fund with and into a series of Exchange Place Advisors Trust (“EPAT”) that was newly created specifically for such reorganization (the “Acquiring Fund”) (the “Reorganization”).

ACQUIRED FUND (series of Valued Advisers Trust)	To be reorganized into	ACQUIRING FUND (series of Exchange Place Advisors Trust)
Foundry Partners Small Cap Value Fund Investor Class shares Institutional Class shares	➔	North Square Small Cap Value Fund Investor Class shares Class I shares

The Acquired Fund is currently organized as a series of VAT, an open-end management investment company organized as a Delaware statutory trust with its principal offices located c/o Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246. After completion of the Reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, a series of EPAT, an open-end management investment company organized as a Delaware statutory trust with its principal offices located c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

If shareholders approve the Reorganization, it will take effect on or about April 25, 2025, or such other date as may be agreed upon by the officers of VAT and EPAT. At that time, the shares of the Acquired Fund will be exchanged on a tax-free basis for shares of the Acquiring Fund with the same aggregate net asset value.

The Acquired Fund has two share classes: Investor Class shares and Institutional Class shares. In the Reorganization, the holders of the Investor Class shares and Institutional Class shares of the Acquired Fund will receive Investor Class shares and Class I shares, respectively, of the Acquiring Fund.

Following the Reorganization, North Square Investments, LLC (“NSI”) will serve as the Acquiring Fund’s investment adviser (the “Adviser”). CSM Advisors, LLC (“CSM”), an affiliate of, and under common control with, the Adviser, will serve as the Acquiring Fund’s investment sub-adviser (the “Sub-Adviser”). Following the Reorganization, the Acquired Fund’s current portfolio managers will manage the Acquiring Fund as employees of the Sub-Adviser. Further, there will be no change to the Acquired Fund’s investment objective or strategies as a result of the Reorganization. The Acquired Fund’s management fee, fundamental investment limitations and principal risks will remain the same, and the operating expenses of the Acquiring Fund are anticipated to be no greater than those of the Acquired Fund following the Reorganization.

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Your vote is important no matter how many shares you own. After careful consideration, and with the recommendation of Foundry Partners, LLC, the investment adviser of the Acquired Fund, the VAT Board unanimously approved the Reorganization Agreement and authorized the solicitation of proxies on the proposal. The VAT Board unanimously recommends that you vote FOR the Reorganization proposal. For more information about the Reorganization proposal requiring your vote, please refer to the accompanying Proxy Statement/Prospectus. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.

Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online by following the instructions found on your proxy card, by telephone at the number provided on the proxy card, or at the Meeting. Any proposal submitted to a vote at the Meeting may be voted at the Meeting, by phone or online using the instructions found on your proxy card, or by written proxy.

If you have any questions regarding the Proxy Statement/Prospectus, please call EQ Fund Solutions, our proxy solicitation firm, toll-free at (877) 536-1561. Representatives are available to assist you Monday through Friday, 9:00 a.m. Eastern Time to 10:00 p.m. Eastern Time.

Sincerely,

/s/ Matthew J. Miller
Matthew J. Miller
Principal Executive Officer and President
Valued Advisers Trust

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Foundry Partners Small Cap Value Fund
a series of Valued Advisers Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(800) 247-1014

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
To Be Held April 25, 2025

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders of the Foundry Partners Small Cap Value Fund, a series of Valued Advisers Trust (the “Acquired Fund”), will be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 445246 on April 25, 2025 at 11:00 a.m. Eastern Time (with any adjournments or postponements thereof, the “Meeting”).

The purpose of the Meeting is for shareholders of the Acquired Fund to consider and act upon the following proposal (the “Proposal”):

PROPOSAL:	To approve the Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Acquired Fund by the North Square Small Cap Value Fund, a newly created series of Exchange Place Advisors Trust (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (b) the subsequent liquidation, termination and dissolution of the Acquired Fund.

Shareholders may also be asked to transact such other business as may properly come before the Meeting. Shareholders of record at the close of business March 5, 2025, are entitled to notice of, and to vote at, the Meeting.

THE VAT BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON April 25, 2025. This Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus are available on the Internet at vote.proxyonline.com/foundry/docs/2025meeting.pdf. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees of Valued Advisers Trust:

/s/ Carol J. Highsmith
Carol J. Highsmith
Vice President and Secretary
Valued Advisers Trust
April 15, 2025

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, vote online at the website listed on your proxy card, or vote by calling the number listed on your proxy card, whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares at the Meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly. In addition to the solicitation of proxies by mail, you may receive a call from a representative of EQ Fund Solutions or from Foundry Partners, LLC if your vote is not received.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR VIA THE INTERNET

(1)	Read the Proxy Statement/Prospectus and have your Proxy Card handy.

(2)	Call the toll-free number or visit the website indicated on your Proxy Card.

(3)	Enter the number found in the shaded box on the front of your Proxy Card.

(4)	Follow the recorded or online instructions to cast your vote.

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REORGANIZATION OF

Foundry Partners Small Cap Value Fund
a series of
Valued Advisers Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(800) 247-1014

IN EXCHANGE FOR SHARES OF

North Square Small Cap Value Fund
a series of
Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246
(855) 551-5521

PROXY STATEMENT/PROSPECTUS
April 15, 2025

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the “VAT Board”) of Valued Advisers Trust (“VAT”) on behalf of the Foundry Partners Small Cap Value Fund, a series of VAT (the “Acquired Fund”), for use at the special meeting of shareholders of the Acquired Fund to be held at the offices of Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio, 445246 on April 25, 2025 at 11:00 a.m. Eastern Time (with any adjournments or postponements thereof, the “Meeting”). The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus, and proxy card will be mailed to shareholders beginning on or about April 15, 2025.

The Meeting has been called by the VAT Board for shareholders of the Acquired Fund to consider the proposed Agreement and Plan of Reorganization (“Reorganization Agreement”) attached as Appendix A to this Proxy Statement/Prospectus, pursuant to which the Acquired Fund would reorganize into a newly created series of Exchange Place Advisors Trust (“EPAT”), an investment company organized as a Delaware statutory trust. Under the Reorganization Agreement, (i) the Acquired Fund would transfer all of its assets into the North Square Small Cap Value Fund, a newly created series of EPAT (the “Acquiring Fund”), in exchange for (a) the number of full and fractional shares of Investor Class and Class I shares, respectively, of the Acquiring Fund corresponding to the number of outstanding full and fractional shares of Investor Class and Institutional Class shares, respectively, of the Acquired Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares per respective class of the Acquired Fund, and (b) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (ii) a liquidating distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares per respective class received in the exchange, in proportion to the shareholders’ holdings of the shares per respective share class of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are sometimes referred to individually or collectively as a “Fund” or the “Funds.”

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The Reorganization of the Acquired Fund will not result in any changes to the investment objective, investment strategies, or risks of the Acquired Fund. The Reorganization will not result in any material changes to the fundamental investment limitations of the Acquired Fund, and there are no changes anticipated to be made to the Acquired Fund’s portfolio as a result of being reorganized into the Acquiring Fund. Following the Reorganization, North Square Investments, LLC (“NSI”) will serve as the Acquiring Fund’s investment adviser (the “Adviser”). CSM Advisors, LLC (“CSM”), an affiliate of, and under common control with, the Adviser, will serve as the Acquiring Fund’s investment sub-adviser (the “Sub-Adviser”). Following the Reorganization, the Acquired Fund’s portfolio managers will manage the Acquiring Fund as employees of the Sub-Adviser. The operating expenses of the Acquiring Fund are anticipated to be no greater than those of the Acquired Fund following the Reorganization. The investment advisory fee rate for the Acquiring Fund will be the same as the investment advisory fee rate for the Acquired Fund. No change in the advisory fee rate is being proposed.

If shareholders of the Acquired Fund vote to approve the Reorganization Agreement, shareholders of the Acquired Fund will receive Acquiring Fund shares in the Reorganization having a total dollar value equal to the value of their investment in the Acquired Fund immediately prior to the Reorganization. The Acquired Fund will then be liquidated and dissolved.

ACQUIRED FUND (a series of Valued Advisers Trust)	To be reorganized into	ACQUIRING FUND (a series of Exchange Place Advisors Trust)
Foundry Partners Small Cap Value Fund Investor Class shares Institutional Class shares	➔	North Square Small Cap Value Fund Investor Class shares Class I shares

The Acquired Fund has fixed March 5, 2025 as the record date (“Record Date”) for the determination of Acquired Fund shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Acquired Fund shareholders will be entitled to one vote for each share of the Acquired Fund held (and a proportionate fractional vote for each fractional share held) as of the Record Date. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Acquired Fund will vote separately on each such proposal. References in this Proxy Statement/Prospectus to the “Meeting” include any adjournment or postponement of the Meeting, unless indicated otherwise.

This Proxy Statement/Prospectus sets forth the information you should know about the Reorganization. Please read this Proxy Statement/Prospectus and keep it for future reference. This document also serves as a prospectus for the offering and issuance of the shares of the Acquiring Fund to be issued in the Reorganization. The Acquiring Fund, which has been established for the purpose of effecting the Reorganization, has not yet commenced operations as of the date of this Proxy Statement/Prospectus. Further information about the Acquired Fund is contained in its Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2025 (the “Acquired Fund Prospectus and SAI”), and the audited financial statements and related report of the independent registered public accounting firm for the fiscal year ended October 31, 2024 (the “Acquired Fund Annual Report”). Further information about the Acquiring Fund is contained in its Prospectus and SAI, each dated April 7, 2025 (the “Acquiring Fund Prospectus and SAI”).

The following materials are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus:

1.	Acquired Fund Prospectus and SAI, incorporated by reference to Post-Effective Amendment No. 406 of Valued Advisers Trust’s registration statement on Form N-1A (File Nos. 333-151672; and 811-22208) (Accession No. 0001580642-25-001229) as filed with the SEC on February 28, 2025.

2.	The Acquired Fund Annual Report and annual financial statements, incorporated by reference to Valued Advisers Trust’s Form N-CSR (File Nos. 811-22208) as filed with the SEC on January 10, 2025.

3.	Acquiring Fund Prospectus and SAI, incorporated by reference to Post-Effective Amendment No. 46 of Exchange Place Advisor Trust’s registration statement on Form N-1A (File Nos. 333-226989 and 811-23373) (Accession No. 0001580642-25-002253) as filed with the SEC on April 7, 2025.

The Acquired Fund’s administrator will provide a copy of the Acquired Fund Prospectus and SAI, and most recent annual report and semi-annual report, including financial statements and schedules, at no charge if you call the Acquired Fund at (800) 247-1014 (toll free) or write to the Foundry Partners Small Cap Value Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Acquiring Fund Prospectus and SAI are also available at no charge by contacting the Acquiring Fund by calling (855) 551-5521 (toll free), or writing to the North Square Small Cap Value Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Acquired Fund Annual Report has previously been delivered or made available to shareholders. All of these documents are also available at no charge on the Acquired Fund’s website at https://foundrypartnersllc.com/foundry-partners-fundamental-small-cap-value-fund/, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE ACQUIRING FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE ACQUIRING FUND.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganization other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Reorganization Agreement, and the Acquired Fund’s Prospectus and Acquired Fund’s SAI. Shareholders should read the entire Proxy Statement/Prospectus, the Reorganization Agreement, and the Acquired Fund’s Prospectus and SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Acquired Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning the Acquired Fund. This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the Proposal.

Who is eligible to vote on the Proposal?

Shareholders of record of the Acquiring Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you owned shares of the Acquired Fund on the Record Date, you have the right to vote even if you later redeemed or sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted “FOR” the Reorganization. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies in connection with any such matter. For additional information about voting on the Reorganization (including how to revoke your proxy), please see (i) “How Do I Vote on the Reorganization?” in this Summary of Key Information and (ii) the section entitled VOTING INFORMATION in this Proxy Statement/Prospectus.

On what am I being asked to vote?

You are being asked to approve reorganizing the Acquired Fund into the Acquiring Fund. Specifically, you are being asked to vote on the approval of the Reorganization Agreement between the Acquired Fund and the Acquiring Fund providing for: (i) the Acquired Fund transferring all of its assets into the North Square Small Cap Value Fund, a newly created series of EPAT, the Acquiring Fund in exchange for (a) the number of full and fractional shares of Investor Class and Class I shares, respectively, of the Acquiring Fund corresponding to the number of outstanding full and fractional shares of Investor Class and Institutional Class shares, respectively, of the Acquired Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares per respective class of the Acquired Fund, and (b) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (ii) a liquidating distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares per respective class received in the exchange, in proportion to the shareholders’ holdings of the shares per respective class of the Acquired Fund. The VAT Board and the Board of Trustees of the Acquiring Fund (the “EPAT Board”) each approved the Reorganization Agreement.

What are the reasons for the proposed Reorganization?

The Acquired Fund is currently a series of VAT, a Delaware statutory trust, and is managed by Foundry Partners, LLC (“Foundry Partners”). VAT is structured so that its board of trustees provides oversight and governance to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different unaffiliated investment advisers. EPAT is a Delaware statutory trust structured in the same manner as VAT. If the Reorganization is approved, the Acquired Fund will become a series of EPAT. The Acquiring Fund will be managed by NSI and CSM as the Adviser and the Sub-Adviser, respectively.

Foundry Partners and the VAT Board are recommending the Reorganization because each believes that it would be in the best interest of the Acquired Fund and its shareholders. As background, in November 2024, NSI and Foundry Partners announced an agreement by which NSI, through its wholly-owned subsidiary CSM, would acquire the assets of Foundry Partners. Foundry Partners believes that continuing the Acquired Fund as a new series of EPAT (i.e., the Acquiring Fund) may benefit the Acquired Fund and its shareholders by providing the ability to continue to invest in a mutual fund with a similar investment strategy that is part of an expanding fund family. Foundry Partners believes a transition of the Acquired Fund to the Acquiring Fund will result in more customized growth and distribution support for the Acquiring Fund, thereby resulting in the potential for increased assets and decreased operating expenses over the long term. As a result of NSI’s focused growth strategy for its business, which includes partnering with investment teams and money managers specializing in niche asset classes, either through direct ownership or through strategic operating partnerships, such as sub-advisory relationships and fund adoptions, NSI expects to grow the Acquired Fund and to expand the number of fund offerings it provides. With respect to the Acquiring Fund, Foundry Partners and NSI have determined that the Acquired Fund could benefit from the services expected to be offered in connection with the Acquiring Fund’s relationship with CSM, which will serve as investment sub-adviser to the Acquiring Fund. CSM is an experienced provider of investment advisory services to institutional investment management clients, with approximately $8.59 billion in assets under management as of December 31, 2024. Finally, following the Reorganization, the annual advisory fees and the expense limitations capping fund expenses with respect to the Acquiring Fund will be the same as those of the Acquired Fund. In addition, immediately following the Reorganization, the total annual fund operating expenses of the Acquiring Fund are anticipated to be no greater than those of the Acquired Fund. Although the expense limitations are not presently triggered based on the current level of operating expenses, the Acquiring Fund’s contractual expense caps, which are the same as those of the Acquired Fund, will remain in place for at least two years from the date of the closing of the Reorganization and through at least September 30, 2027. Please see (i) “What effect will the Reorganization have on me as a Shareholder?” in this Summary of Key Information and (ii) COMPARISON OF INVESTMENT ADVISERS AND PORTFOLIO MANAGERS under the sub-heading, “Investment Adviser to Acquired Fund; Investment Adviser and Sub-Adviser to Acquiring Fund” in the Proxy Statement/Prospectus.

Following the Reorganization, NSI, and not Foundry Partners, will serve as the Adviser to the Acquiring Fund. CSM, an affiliate of, and under common control with, NSI, will serve as the Sub-Adviser to Acquiring Fund. The Acquired Fund’s portfolio managers (who, prior to the Reorganization, were employees of Foundry Partners) will manage the Acquiring Fund as employees of the Sub-Adviser after the Reorganization.

Has the vat Board approved the Reorganization?

Yes. The VAT Board has carefully reviewed the Proposal and unanimously approved the Reorganization Agreement and the Reorganization, as more fully described below under “Additional Information about the Funds – VAT Board Considerations in Approving the Reorganization.” The VAT Board recommends that shareholders of the Acquired Fund vote “FOR” the Proposal.

What effect will the Reorganization have on me as a shareholder?

If the Reorganization is approved by the shareholders of the Acquired Fund, the Acquired Fund will be reorganized into the Acquiring Fund, which is a new series of EPAT. Each shareholder of the Acquired Fund’s Investor Class and Institutional Class shares will receive the same number of full and fractional shares of the Acquiring Fund’s Investor Class and Class I shares, respectively, with the same aggregate NAV per class, as the shareholder held of the Acquired Fund immediately prior to the Reorganization. For additional information about differences between the Acquired Fund’s Investor Class and Institutional Class shares and the Acquiring Fund’s Investor Class and Class I shares, please see “Additional Information about the Funds - Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, and Pricing.”

There are no changes anticipated to be made to the Acquired Fund’s portfolio as a result of being reorganized into the Acquiring Fund. The shareholder services offered to the shareholders of the Acquiring Fund will be substantially similar to the shareholder services offered to the shareholders of the Acquired Fund. As discussed further below, the investment advisory fee rate for the Acquiring Fund will be the same as the investment advisory fee rate for the Acquired Fund following the Reorganization. The total annual fund operating expenses of Acquiring Fund are anticipated to be no greater than those of the Acquired Fund immediately following the Reorganization. In this regard, the Adviser has contractually agreed to cap the fees and expenses of the Acquiring Fund for at least two years from the date of the closing of the Reorganization and is set to continue through at least September 30, 2027, at the same level current fee and expense cap of the Acquired Fund (for more information, see below, How do the Funds’ Fees and Expenses Compare?).

How do the FundS’ investment objectives, principal investment strategies, principal investment risks, fiscal year end, and investment limitations and policies compare?

The investment objective, principal investment strategies and principal investment risks of the Acquiring Fund are the same or substantially the same as those of the Acquired Fund. The fundamental investment limitations of the Acquiring Fund are the same or substantially the same as those of the Acquired Fund. The Acquired Fund has non-fundamental investment policies that the Acquiring Fund does not have. Notwithstanding the difference between the Acquiring and the Acquired Fund, there are no changes anticipated to be made to the Acquired Fund’s portfolio as a result of being reorganized into the Acquiring Fund. The Acquired Fund has an October 31st fiscal year end, as compared to a fiscal year end of May 31st for the Acquiring Fund. For more information about any differences with respect to the investment objectives, principal investment strategies, principal investment risks and investment limitations and policies of the Acquiring and Acquired Funds, please see ADDITIONAL INFORMATION ABOUT THE FUNDS later in this Proxy Statement / Prospectus.

How do the Funds’ fees and expenses compare?

The Acquiring Fund’s investment advisory fee rate will be identical to that of the Acquired Fund. In addition, the total annual fund operating expenses of the Acquiring Fund are anticipated to be no greater than those of the Acquired Fund. The Adviser has contractually agreed, for at least two years from the date of the closing of the Reorganization and through at least September 30, 2027, to waive all or a portion of its management fees and reimburse Acquiring Fund expenses to ensure that total annual fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) do not exceed 1.25% of the Acquiring Fund’s average daily net assets (“Expense Cap”). The Expense Cap (and the excluded expenses) for the Acquiring Fund are the same as those currently in effect for the Acquired Fund.

The following tables allows you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Acquired Fund that you may pay for buying, holding and selling shares of the Acquired Fund to those of the Acquiring Fund. The pro forma columns show estimated expenses of the Acquiring Fund for the current fiscal year, as if the Reorganization had occurred on the last day of the Acquired Fund’s annual period ended October 31, 2024. The Annual Fund Operating Expenses tables and Example tables shown below are based on actual expenses incurred during the Acquired Fund’s annual period ended October 31, 2024. The pro forma columns show your costs as if the Reorganization had occurred on October 31, 2024. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class - Acquired Fund	Institutional Class - Acquired Fund	Investor Class - Acquiring Fund Pro Forma	Class I Shares - Acquiring Fund Pro Forma
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) and/or Service Fees	0.25%	0.00%	0.25%	0.00%
Other Expenses	0.19%	0.19%%	0.19%(1)	0.19% (1)
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%(1)	0.01%(1)
Total Annual Fund Operating Expenses	1.30%(2)	1.05%(2)	1.30%	1.05%

(1)	Estimated expenses for the current fiscal year.

(2)	Total Annual Fund Operating Expenses have been restated to reflect current contractual expense caps. The Acquiring Fund is subject to contractual expense caps at the same levels as the current contractual expense caps with respect to the Acquired Fund for at least two years from the date of the closing of the Reorganization and through at least September 30, 2027, but that will not be implicated immediately following the Reorganization based on the anticipated level of the Acquiring Fund’s operating expenses. Please see COMPARISON OF INVESTMENT ADVISERS AND PORTFOLIO MANAGERS under the sub-heading, “Investment Adviser to Acquired Fund; Investment Adviser and Sub-Adviser to Acquiring Fund”.

Example. This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	1 Year	3 Years	5 Years	10 Years
Investor Class - Acquired Fund	$132	$412	$713	$1,568
Institutional Class - Acquired Fund	$107	$334	$579	$1,283
Investor Class -Acquiring Fund Pro Forma	$132	$412	$713	$1,568
Class I Shares - Acquiring Fund Pro Forma	$107	$334	$579	$1,283

How do the performance records of the Funds compare?

The bar chart and table below provide some indication of the risks of investing in the Funds. The bar chart shows changes in the performance of the Acquired Fund’s Institutional Class shares from year to year. The table shows the average annual total returns of Institutional Class shares of the Acquired Fund compared with the average annual total returns of a broad-based market index and a style-specific secondary index. Performance of Institutional Class Shares of the Acquired Fund will differ from that of Investor Class Shares of the Acquired Fund due to, among other things, differences in fees and expenses. The Acquired Fund’s past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund will perform in the future. The information shown assumes reinvestment of distributions. The Acquiring Fund has not yet commenced operations and therefore has no performance history. However, if the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets, and assume all of the liabilities, of the Acquired Fund and will adopt the financial statements and performance history of the Acquired Fund. Updated performance information for the Acquired Fund is available through Acquired Fund’s website at https://foundrypartnersllc.com/foundry-partners-fundamental-small-cap-value-fund/ or by calling (800) 247-1014 (toll free).

Calendar Year Total Return as of December 31
For each calendar year at NAV

During the period of time shown in the bar chart, the highest return for the Institutional Class shares of the Acquired Fund for a calendar quarter was 27.36% for the quarter ended December 31, 2020, and the lowest return for the Institutional Class shares of the Acquired Fund for a calendar quarter was -36.62% for the quarter ended March 31, 2020.

Average Annual Total Returns (For the Periods Ended December 31, 2024)

	1 Year	5 Years	10 Years
Acquired Fund*
Investor Class Return Before Taxes	3.82%	8.42%	7.23%
Investor Class Return After Taxes on Distributions	(1.77%)	5.11%	4.82%
Investor Tax Return After Taxes on Distributions and Sale of Fund Shares	5.30%	5.98%	5.25%
Institutional Class Return Before Taxes	4.08%	8.68%	7.50%
Russell 3000® Total Return Index[1,2] (reflects no deduction for fees, expenses or taxes)	23.81%	13.86%	12.55%
Russell 2000®Value Index[3] (reflects no deduction for fees, expenses or taxes)	8.05%	7.29%	7.14%

[1]	The Russell 3000® Total Return Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalizations, which represents approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

[2]	The primary index was changed from Russell 2000® Value Index to Russell 3000® Total Return Index because the latter is a broader-based market index. The Russell 2000® Value Index is now used as a secondary benchmark, because the Adviser believes it represents the portion of the market in which the Acquired Fund invests.

[3]	The Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The Russell 2000® Index is an unmanaged, capitalization-weighted index of 2,000 small cap U.S. companies. Investors cannot invest directly in an index. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns are shown for the Investor Class shares of the Acquired Fund only. After-tax returns of the Institutional Class shares of the Acquired Fund will vary to the extent of the different expenses of each class. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

How do the investment advisORY, PORTFOLIO MANAGEMENT and DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?

Investment Advisory Arrangements

The Acquired Fund’s investment adviser is Foundry Partners, located at 510 First Avenue North, Suite 601, Minneapolis, MN 55401. Foundry Partners is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Acquired Fund under an investment advisory agreement with VAT, on behalf of the Acquired Fund.

After the Reorganization, NSI, located at 200 West Madison Street, Suite 2610, Chicago, IL 60606, and not Foundry Partners, will serve as the Adviser to the Acquiring Fund. CSM, located at 2000 Ericsson Drive, Suite 100, Warrendale, PA 15086, an affiliate of, and under common control with, NSI, will serve as the Sub-Adviser to Acquiring Fund. For additional information regarding NSI please refer to the section below entitled “Comparison of Investment Adviser and Portfolio Manager”.

Portfolio Management Arrangements

There will be no change to the portfolio managers of the Funds as a result of the Reorganization. The Acquired Fund’s portfolio managers (who, prior to the Reorganization, were employees of Foundry Partners) will manage the Acquiring Fund as employees of the Sub-Adviser after the Reorganization. Mark Roach and Mario Tufano are the portfolio managers of the Acquired Fund who are jointly and primarily responsible for the day-to-day management of the Acquired Fund, and are the portfolio managers who will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund. For additional information regarding Mr. Roach and Mr. Tufano please refer to the section below entitled “Comparison of Investment Adviser and Portfolio Managers”.

Distribution Arrangements

Ultimus Fund Distributors, LLC located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 serves as the distributor for the Acquired Fund. Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), Three Canal Plaza, Suite 100, Portland, ME 04101, serves as the distributor for the Acquiring Fund. It is expected that the Acquiring Fund will generally be distributed in the same manner as the Acquired Fund. For additional information regarding distribution arrangements for the Funds please refer to the section below entitled “Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, Pricing and Other Policies”.

HOW DO THE Boards and THE FUNDS’ Service Providers, other than the Investment Adviser AND Distributor, AND RIGHTS OF FUND SHAREHOLDERS COMPARE?

There are no significant differences in the organization of the Acquired Fund and the Acquiring Fund. The Acquired Fund is a separate portfolio series of VAT, a Delaware statutory trust, and the Acquired Fund is managed by Foundry Partners. The Acquiring Fund is a separate portfolio series of EPAT, which is also a Delaware statutory trust, and will be managed by NSI and CSM as the Adviser and Sub-Adviser, respectively. The EPAT Board provides oversight and governance for EPAT and the series of funds in EPAT. As a new series of EPAT, the Acquiring Fund, assuming the consummation of the Reorganization, will be overseen by a different board of trustees and have different officers than the Acquired Fund. Please see the Proxy Statement/Prospectus SAI, which accompanies this Proxy Statement/Prospectus, for more information about the officers and trustees of the Acquiring Fund. The Acquiring Fund will also be subject to the compliance and other policies and procedures of EPAT, although it is not anticipated that this will result in any substantive change from the current day-to-day operations of the Acquired Fund, including its various operational and regulatory policies and procedures. There are some material differences with respect to the rights of shareholders to the Acquired Fund and the Acquiring Fund relating to shareholder derivative actions, exclusive jurisdiction of courts in Delaware, the waiver of a jury trial, and the rights of certain shareholders to inspect the shareholder list in limited circumstances. Please see the disclosure in this Proxy Statement/Prospectus at ADDITIONAL INFORMATION ABOUT THE FUNDS under the sub-heading, “Comparison of Shareholder Rights”.

A common set of service providers provides non-investment management services to EPAT and its series funds, some of which are the same service providers as those in place for the Acquired Fund. Custody, administration, accounting, transfer agency, distribution services and legal counsel (“Third Party Service Arrangements”) are provided to VAT and EPAT by the following parties:

Service Provider	VAT	EPAT
Administrator/ Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Distributor	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Foreside Fund Services, LLC, a wholly-owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) Three Canal Plaza, Suite 100, Portland, ME 04101
Custodian	Huntington National Bank 41 South High Street Columbus, OH 43215	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Milwaukee, WI 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115
Legal Counsel	DLA Piper LLP (US) One Atlantic Center 1201 West Peachtree Street Suite 2900 Atlanta, GA 30309-3800	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020

How do the Funds’ DISTRIBUTION, purchasE, redemption AND VALUATIon policies compare?

The policies regarding distribution and valuation of shares for the Acquiring Fund are substantially similar to those of the Acquired Fund. There are no material changes anticipated to be made to the Acquired Fund’s policies regarding distribution and valuation of shares as a result of being reorganized into the Acquiring Fund. The policies regarding purchase and redemption of shares for the Acquiring Fund are slightly more flexible than those of the Acquired Fund, because the Acquiring Fund permits purchases over the internet and the Acquired Fund does not. The Acquiring Fund may also be available for purchase through fund supermarkets, which are platforms – typically sponsored by a broker-dealer – through which investors can invest in mutual funds offered by many different fund complexes or sponsors. There are no material changes anticipated to be made to the Acquired Fund’s policies regarding the purchase and redemption of shares as a result of being reorganized into the Acquiring Fund, other than the additional opportunity available to purchase shares of the Acquiring Fund by internet and through fund supermarkets. For additional information see “Additional Information about the Funds - Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, and Pricing.”

Will there be any FEDERAL INCOME tax consequences resulting from the Reorganization?

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss should be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. For more detailed information about the federal income tax consequences of the Reorganization, please refer to the section below titled “The Proposed Reorganization – Federal Income Tax Consequences” below.

Will my dividend be affected by the Reorganization?

The Reorganization is not expected to affect your dividend. The Acquired Fund declares and distributes dividends at least annually, and makes distributions of its net realized capital gains, if any, annually. The Acquiring Fund will also declare and distribute dividends at least annually, and make distributions of and net realized capital gains, if any, annually. The Acquiring Fund may make additional payments of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

Who will pay the costs of the Reorganization?

Foundry Partners and the Adviser will bear all expenses associated with the Reorganization, regardless of whether or not the Reorganization is consummated with respect to the Acquired Fund, including, without limitation, (1) costs associated with preparing and filing the Acquiring Fund Prospectus and SAI and this Proxy Statement/Prospectus, and printing and distributing this Proxy Statement/Prospectus, (2) legal and accounting fees, (3) expenses associated with holding the Meeting and any special meetings or portions of meetings of the EPAT Board and VAT Board in connection with the Reorganization, (4) proxy tabulation and solicitation costs, and (5) other related administrative or operational costs. EQ Fund Solutions has been engaged to provide tabulation and solicitation services, which are estimated to cost approximately $11,073.

When is the Reorganization expected to occur?

Shareholders of the Acquired Fund will vote on the proposed Reorganization. If shareholders of the Acquired Fund approve the proposal, the Reorganization will take effect on or about April 25, 2025 (the “Closing Date”) or such other date as may be agreed upon by the officers of EPAT and VAT in accordance with the Reorganization Agreement. The EPAT Board has also approved the Reorganization on behalf of the Acquiring Fund.

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The presence at the Meeting of holders of one-third of the outstanding shares of the Acquired Fund entitled to vote, at the Meeting or by proxy, shall constitute a quorum for the Meeting for the Acquired Fund. Provided a quorum is present, the Reorganization proposal must be approved by the affirmative vote of a majority of the outstanding voting securities as defined under the 1940 Act (i.e., the lesser of either (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Acquired Fund).

For additional information about the quorum requirement and voting, including information about “broker non-votes,” please see “Additional Information about the Funds – Voting Information”.

How do I vote on the Reorganization?

You can place your vote by mailing your completed proxy card included with this Proxy Statement/Prospectus in the postage-paid envelope provided. As an alternative to voting the proxy card or voting instruction card by mail, you may vote by telephone, the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling EQ Fund Solutions toll-free at (877) 536-1561. Representatives are available to assist you Monday through Friday, 9:00 a.m. Eastern Time to 10:00 p.m. Eastern Time.

You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of VAT revoking the proxy, or (3) attending and voting at the Meeting.

If you hold your shares in “street name” through a financial intermediary, such as a broker, bank or other intermediary, you should contact your financial intermediary with your instructions for voting in advance of the Meeting, including any request that your nominee provide you with a legal proxy. If you hold your shares in “street name,” you are strongly encouraged to authorize a proxy to vote your shares in advance of the Meeting, as you will not be able to vote during the Meeting itself unless you request and provide to VAT a legal proxy from your nominee.

For additional information about voting, including information about “broker non-votes,” please see “Additional Information about the Funds – Voting Information”.

What will happen if shareholders of THE ACQUIRED Fund do not approve its Reorganization?

If the Reorganization is not approved with respect to the Acquired Fund by the shareholders of the Acquired Fund, the Reorganization will not be consummated, and the VAT Board will consider other alternatives, which may include liquidating the Acquired Fund or having the Acquired Fund continue as a series of VAT.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Acquired Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Investment Objectives

The investment objective of the Acquiring Fund is identical to the investment objective of the Acquired Fund. Each Fund’s investment objective is classified as non-fundamental, which means that the Acquired Fund’s investment objective can be changed by the VAT Board without shareholder approval, and similarly the Acquiring Fund’s investment objective can be changed by the EPAT Board without shareholder approval. Each Fund’s investment objective is set forth below:

Investment Objective: The investment objective of each Fund is long-term capital appreciation.

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of the Acquiring Fund are the same or substantially the same as the principal investment strategies of the Acquired Fund with any differences owing to the identities of the investment advisers to the Funds.

Investment Strategy	Acquired Fund (series of VAT)	Acquiring Fund (series of EPAT)
Principal Investment Strategies

The Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of December 31, 2024, the range of market capitalization of companies included in the Russell 2000® Value Index was $8.2 million to $13.2 billion. The size of companies in the Index changes with market conditions and the composition of the Index. Foundry Partners seeks to find overlooked companies with low price-to-earnings (“P/E”) ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization companies that at the time of purchase are similar in market capitalization to those listed on the Russell 2000® Value Index. This investment policy may not be changed without at least sixty (60) days’ notice to Fund shareholders. The Fund may invest up to 20% of its net assets in foreign securities (including securities of emerging market countries), including American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) that are traded on U.S. markets. Small capitalization companies in which the Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its net assets in investment-grade fixed income securities of any maturity if Foundry Partners believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

The Fund will invest primarily in a diversified portfolio of equity securities of companies that are similar in market capitalization to those listed on the Russell 2000® Value Index. As of December 31, 2024, the range of market capitalization of companies included in the Russell 2000® Value Index was $8.2 million to $13.2 billion. The size of companies in the Index changes with market conditions and the composition of the Index. The Sub-Adviser seeks to find overlooked companies with low P/E ratios, solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in common stocks of small capitalization companies that at the time of purchase are similar in market capitalization to those listed on the Russell 2000® Value Index. This investment policy may not be changed without at least sixty (60) days’ notice to Fund shareholders. The Fund may invest up to 20% of its net assets in foreign securities (including securities of emerging market countries), including American Depositary Receipts (ADRs) or Global Depositary Receipts (GDRs) that are traded on U.S. markets. Small capitalization companies in which the Fund may invest include closed-end funds that invest primarily in small capitalization companies. The Fund also may invest in preferred stocks, convertible securities, such as convertible preferred stock or convertible debt securities, and warrants. The Fund intends to remain substantially invested in equity securities. However, the Fund may invest up to 20% of its net assets in investment-grade fixed income securities of any maturity issued by small capitalization companies if the Sub-Adviser believes that a company’s fixed income securities offer more potential for long-term total return with less risk than an investment in its equity securities.

Investment Strategy	Acquired Fund (series of VAT)	Acquiring Fund (series of EPAT)
	In considering whether to purchase a particular security, Foundry Partners considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which Foundry Partners will select investments. Foundry Partners will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month price-to earnings (or “P/E”) ratio, price-to-book ratio, price-to-cash flow ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by Foundry Partners depending on market conditions and the security being evaluated for purchase.	In considering whether to purchase a particular security, the Sub-Adviser considers a number of factors. Securities having a low P/E ratio are used to initially screen securities and establish the potential universe of securities from which the Sub-Adviser will select investments. The Sub-Adviser will then perform an analytical process to make the final security selection. The specific factors considered in this process will vary depending on the particular security, the sector it is in, as well as market conditions; however, these specific factors may include: trailing twelve month price-to earnings (or “P/E”) ratio, price-to-book ratio, price-to-cash flow ratio, dividend yield, the method in which the company has historically utilized free cash flow (such as stock buy back programs, financing capital expenditures, etc.), market capitalization, stock price relative to the stock’s historical stock price, earnings growth rate, debt to capital ratio, and return on equity. The order of the list above does not necessarily represent the order or weight given to those factors. Additional factors may be considered by the Sub-Adviser depending on market conditions and the security being evaluated for purchase.
Temporary Defensive Measures	From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.	From time to time, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market instruments, shares of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in these instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.

Comparison of Principal Risks of Investing in the Funds

Risk is the possibility that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objective, principal investment strategies, and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s NAV. There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

Because the Funds have identical investment objectives and the same or substantially similar principal investment strategies, there are no material differences between the principal risks of the Acquired Fund and the Acquiring Fund, each of which are set forth in greater detail below. The Acquiring Fund has additional risk disclosures that reflect the current composition of the portfolio and/or additional details about certain aspects of portfolio investments or operations. As with any investment, there is a risk you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and/or ability to meet its objectives.

Acquired Fund (series of VAT)	Acquiring Fund (series of EPAT)
Stock Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, pandemics, natural disasters, and political events affect the securities markets. Movements in the stock market may affect adversely the specific securities held by the Fund on a daily basis, and, as a result, such movements may negatively affect the Fund’s net asset value per share (“NAV”). When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, including war, public health crises (including the occurrence of a contagious disease or illness, such as COVID-19), changes in the general outlook for corporate earnings, inflation, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.
Equity Risk. The prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally.	Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Value Risk. The market may not agree with Foundry Partners’ determination that a security is undervalued, and the security’s price may not increase to what Foundry Partners’ believes is its full value. It may even decrease in value. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.	Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Acquired Fund (series of VAT)	Acquiring Fund (series of EPAT)
Management Risk. Foundry Partners’ value-oriented approach may fail to produce the intended results. If Foundry Partners’ perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.	Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser or the Sub Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser or Sub-Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.
Small-Cap Risk. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.	Small-Cap Company Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions. Many small-capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Foreign Risk. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign country. Foreign investments also may be riskier than U.S. investments because of fluctuations in currency exchange rates. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

●      Depository Receipts. American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) may be subject to some of the same risks as those described above for investments in foreign securities. Because unsponsored ADR and GDR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the issuer may not be as current as for sponsored ADRs and GDRs and voting rights with respect to the deposited securities are not passed through.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and differences and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depository Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depository Receipts (GDRs). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends. Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.

Acquired Fund (series of VAT)	Acquiring Fund (series of EPAT)
Emerging Markets Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Their development may be negatively impacted by less stable governments. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Pricing Risk. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying Fund shares or receive less than the market value when selling Fund shares.	Valuation Risk. The sale price that the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. These and other valuation risks could result in you paying more than the market value when buying Fund shares or receiving less than the market value when selling Fund shares.
Sector Risk. To the extent that the Fund focuses in one or more sectors, such as financials, factors affecting those sectors could affect Fund performance.

Sector Focus Risk. The Fund may from time to time invest a larger portion of its assets in one or more asset classes, market segments or sectors than many other mutual funds, and thus will be more susceptible to negative events affecting those sectors.

Financials Sector. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.

Industrials Sector. The value of companies in the industrial sector may be adversely affected by supply and demand related to their specific products or services and industrial sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and the introduction of new products.

Acquired Fund (series of VAT)	Acquiring Fund (series of EPAT)
Fixed Income Securities Risks. The issuer of a fixed income security may not be able to make interest and principal payments when due. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return. As nominal interest rates rise, the value of fixed income securities held by the Fund is likely to decrease. A nominal interest rate is the sum of a real interest rate and an expected inflation rate. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.	Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund.
High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.	High Portfolio Turnover Risk. The Fund may engage in active and frequent trading and may have a high portfolio turnover, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.
Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.	Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.
Cybersecurity Risk. The Fund and its service providers may be subject to operational and information security risks resulting from breaches in cybersecurity that may cause the Fund to lose or compromise confidential information, suffer data corruption or lose operational capacity. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which may cause the Fund’s investments in such companies to lose value. There is no guarantee the Fund will be successful in protecting against cybersecurity breaches.	Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the Sub Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected.

In addition to the foregoing, the Acquiring Fund includes the following additional risk disclosures related to convertible securities, preferred securities, and certain aspects of fixed income securities and equity securities.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases, the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are frequently issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Preferred Securities Risk. Preferred securities represent an equity interest in a company that generally entitle the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred securities is subject to company specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred securities, and changes in interest rates, typically declining in value if interest rates rise.

Gap Risk. The Fund is subject to the risk that the value of the Fund’s investment will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually, such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

Duration Risk. Duration is a measure of the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Yield Curve Risk. This is the risk that there is an adverse shift in market interest rates of fixed income investments. The risk is associated with either flattening or steepening of the yield curve, which is a result of changing yields among comparable bonds with different maturities. If the yield curve flattens, then the yield spread between long-and short-term interest rates narrows and the price of a bond will change. If the curve steepens, then the spread between the long- and short-term interest rates increases which means long-term bond prices decrease relative to short-term bond prices.

Emerging Market Risk. Although not a principal risk, the Acquiring Fund is also subject to emerging market risk. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries tend to have more government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than those of more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems. In addition, companies in emerging market countries may not be subject to accounting, auditing, financial reporting and recordkeeping requirements that are as robust as those in more developed countries, and therefore, material information about a company may be unavailable or unreliable, and U.S. regulators may be unable to enforce a company’s regulatory obligations.

Reliance on Technology Risk. The Fund’s trading strategies are highly reliant on technology, including hardware, software and telecommunications systems. In addition, data gathering, research, forecasting, order execution, trade allocation, risk management, operational, back office and accounting systems are all highly automated and computerized. Such automation and computerization relies on an extensive amount of both proprietary software and third party hardware and software. Any unforeseeable failures, malfunctions, errors or problems with respect to these technologies may have a materially adverse effect on investors in the Fund or the Fund’s performance.

Notwithstanding the additional risk disclosures in the Acquiring Fund, the Acquired Fund and the Acquiring Fund share identical investment objectives and the same or substantially similar investment strategies and, therefore, share risk profiles that are substantially similar in all material respects. In addition, the same two individuals who serve as the Acquired Fund’s portfolio managers will, following the Reorganization, serve as the portfolio managers of the Acquiring Fund.

COMPARISON OF PORTFOLIO TURNOVER

The Acquired Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example (shown in the “How Do The Funds’ Fees and Expenses Compare?” section), affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Acquired Fund’s portfolio turnover rate was 143.89% of the average value of its portfolio. The Acquiring Fund has not yet commenced operations and therefore has no portfolio turnover to report.

Comparison of Investment Advisers and Portfolio Managers

Investment Adviser to Acquired Fund; Investment Adviser and Sub-Adviser to Acquiring Fund

The Acquired Fund’s investment adviser is Foundry Partners, located at 510 First Avenue North, Suite 601, Minneapolis, MN 55401. Foundry Partners is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Acquired Fund under an investment advisory agreement with VAT, on behalf of the Acquired Fund.

After the Reorganization, NSI, located at 200 West Madison Street, Suite 2610, Chicago, IL 60606, and not Foundry Partners, will serve as the Adviser to the Acquiring Fund. CSM, located at 2000 Ericsson Drive, Suite 100, Warrendale, Pennsylvania 15086, an affiliate of, and under common control with, NSI, will serve as the Sub-Adviser to Acquiring Fund.

Under the current investment advisory agreement between Foundry Partners and VAT (on behalf of the Acquired Fund), the Acquired Fund pays Foundry Partners a management fee at an annual rate of 0.85% of the Acquired Fund’s average daily net assets. The management fee is paid monthly and computed at the close of business on the last business day of each month. Foundry Partners has contractually agreed to waive its management fee or reimburse the Acquired Fund for expenses otherwise payable by the Acquired Fund (“Operating Expenses Limitation Agreement”) to the extent necessary to ensure that net operating expenses of the Acquired Fund (excluding interest, taxes, brokerage commissions, AFFE, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees or any other class-specific expenses) do not exceed 1.25% of the Acquired Fund’s average daily net assets (which is the current expense limitation of the Acquired Fund) through at least February 27, 2026. Foundry Partners may request recoupment of previously waived fees and paid expenses in any subsequent month in the thirty-six month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Acquired Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Acquired Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.

With respect to the Acquiring Fund, the Adviser has entered into an investment advisory agreement between the Adviser and EPAT (on behalf of the Acquiring Fund), where the Acquiring Fund pays the Adviser a management fee at an annual rate of 0.85% of the Acquiring Fund’s average daily net assets. The management fee is paid monthly and computed at the close of business on the last business day of each month. The Adviser has contractually agreed to waive its fees and/or pay for or reimburse operating expenses of the Acquiring Fund to ensure that the total net annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, any acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, extraordinary expenses such as litigation expenses, and payments, if any, under a distribution plan pursuant to Rule 12b-1 of the 1940 Act) do not exceed 1.25% of the Acquiring Fund’s average daily net assets for at least two years from the date of the closing of the Reorganization and through at least September 30, 2027.This contractual arrangement may only be terminated by mutual consent of the Adviser and the EPAT Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Acquiring Fund and the Adviser. Any waiver of advisory fees or payment or reimbursement of the Acquiring Fund’s expenses made by the Adviser in a fiscal year may be reimbursed by the Acquiring Fund for a period ending 36 months after the date of the waiver, payment or reimbursement if the Adviser so requests. This reimbursement may be requested from the Acquiring Fund if the reimbursement will not cause the Acquiring Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived, payments made or expenses reimbursed, or (b) the expense limitation amount in effect at the time of the reimbursement. The reimbursement amount may not exceed the total amount of fees waived and/or Acquiring Fund expenses paid or reimbursed by the Adviser and will not include any amounts previously reimbursed to the Adviser by the Acquiring Fund. Any such reimbursement is contingent upon the EPAT Board’s subsequent review of the reimbursed amounts. The Acquiring Fund must pay current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or Fund expenses.

Under the investment advisory agreement in respect of the Acquiring Fund, the Adviser is responsible for providing or overseeing the provision of all investment management services to the Acquiring Fund, including furnishing a continuous investment program for the Acquiring Fund and determining what securities and other investments the Acquiring Fund should buy and sell. The Adviser, together with the administrator to the Acquiring Fund, is also responsible for assisting in the supervision and coordination of all aspects of the Acquiring Fund’s operations, including the coordination of the Acquiring Fund’s other services providers and the provision of related administrative and other services. The Adviser is authorized to delegate certain of its duties with respect to the Acquiring Fund to one or more sub-advisers. The Adviser has engaged CSM as the Sub-Adviser pursuant to this authority and is responsible for overseeing CSM and recommending its hiring, termination, and replacement for approval by the EPAT Board. As the Sub-Adviser, CSM makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser. For its investment sub-advisory services, the Sub-Adviser is entitled to an annual fee paid solely by the Adviser of 0.595% of the Acquiring Fund’s daily net assets.

Portfolio Managers

There will be no change to the portfolio managers of the Funds as a result of the Reorganization. The Acquired Fund’s portfolio managers (who, prior to the Reorganization, were employees of Foundry Partners) will manage the Acquiring Fund as employees of the Sub-Adviser after the Reorganization. Mark Roach and Mario Tufano are the portfolio managers of the Acquired Fund who are jointly and primarily responsible for the day-to-day management of the Acquired Fund, and are the portfolio managers who will be jointly and primarily responsible for the day-to-day management of the Acquiring Fund. Background information regarding Mr. Roach and Mr. Tufano is set forth below.

Mark Roach, the Lead Portfolio Manager, will join CSM in connection with the Reorganization.

Mr. Roach is a Portfolio Manager and Investment Analyst within the Small and Micro Cap Value Strategies team at Foundry Partners. Mr. Roach started in the industry in 1995 and was with Foundry Partners since its transaction with Dreman Value Management, LLC (“Dreman”) in June of 2016. He was with Dreman from late 2006-June 20, 2016 in a similar capacity. Prior to joining Dreman, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006. Mr. Roach has significant experience in working with institutions, pensions and endowments and is well known in the consulting and high net worth community. Mr. Roach served as a security analyst from 1994 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

Mr. Roach graduated from Baldwin Wallace College with a B.A. in Business, and earned a MBA from the University of Chicago’s Booth School of Business. In addition, Mr. Roach is a former board member on the Rice University Wright Fund.

Mario Tufano will join CSM in connection with the Reorganization.

Mr. Tufano is a Portfolio Manager and Investment Analyst within the Small and Micro Cap Value Strategies team at Foundry Partners. Mr. Tufano started in the industry in 2002 and was with Foundry Partners since the company’s transaction with Dreman in June of 2016. He joined Dreman in 2007 as a Senior Securities Analyst and was promoted to Associate Portfolio Manager in 2010. He is responsible for research of new investment ideas as well as current portfolio holdings for the firm’s Small Cap Value products. Prior to joining Foundry Partners, he was an Associate Director and Equity Analyst at UBS Investment Bank covering the Consumer Staples and Discretionary sectors.

Mr. Tufano graduated from Pennsylvania State University with a B.S. in Finance. He is a CFA charterholder and is a member of the New York Society of Security Analysts (NYSSA).

The SAI of the Acquiring Fund provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Acquiring Fund.

Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, Pricing AND OTHER POLICIES

The policies regarding distribution and pricing of shares of the Acquiring Fund are substantially similar to those of the Acquired Fund. There are no material changes anticipated to be made to the Acquired Fund’s policies regarding distribution and pricing of shares as a result of being reorganized into the Acquiring Fund, however, shares of the Acquiring Fund may also be purchased over the internet and through fund supermarkets. The following discussion highlights and compares the distribution, purchase, redemption, and pricing policies and procedures of the Acquired Fund and the Acquiring Fund. For a more complete discussion of each Fund’s purchase, redemption, and pricing policies and procedures, please see the applicable section of the Acquired Fund Prospectus and SAI and Acquiring Fund Prospectus and SAI.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)
Distribution and Shareholder Servicing	Ultimus Fund Distributors, LLC (the “Acquired Fund Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund. The Acquired Fund Distributor is a wholly-owned subsidiary of Ultimus Fund Solutions, LLC. The Acquired Fund Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. During the most recent fiscal year ended October 31, 2024, the Fund did not pay the Distributor any commissions or other compensation	Foreside Fund Services, LLC a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Acquiring Fund Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Under the distribution agreement with EPAT, the Acquiring Fund Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Acquiring Fund Distributor continually distributes shares of the Fund on a best efforts basis. The Acquiring Fund Distributor has no obligation to sell any specific quantity of Fund shares. The Acquiring Fund Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by EPAT. The Acquiring Fund Distributor is a registered broker dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).
	The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Acquired Fund 12b-1 Plan”) for its Investor Class shares, under which the Fund can pay a fee of up to 0.25% of the Fund’s average daily net assets of Investor Class shares (Institutional Class shares are not subject to any distribution fees under the Acquired Fund 12b-1 Plan). The plan with respect to the Fund was approved by a majority of the VAT Board, at a meeting on December 12, 2012.	EPAT has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Acquiring Fund 12b-1 Plan”) that provides for Fund assets to be used for the payment for distribution services for Investor Class shares (Class I shares are not subject to any distribution fees under the Acquiring Fund 12b-1 Plan). The Acquiring Fund 12b-1 Plan provides for the payment of service fees in connection with the provision of post-sales shareholder liaison services to holders of Investor Class shares, as defined in FINRA regulations, including services such as responding to customer inquiries, and services related to the maintenance of shareholder accounts. For Investor Class shares, the maximum annual fee payable to the Acquiring Fund Distributor for such distribution and/or shareholder liaison services is 0.25% of the average daily net assets of such shares. Because 12b-1 fees are paid out of Fund assets attributable to Investor Class shares on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)

The Acquired Fund 12b-1 Plan provides that the Fund will pay the Acquired Fund Distributor and/or any registered securities dealer, financial institution or any other person (a “Recipient”) for the provision of services associated with the promotion and distribution of the Fund’s applicable class of shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature, and servicing shareholder accounts (“12b-1 Expenses”). The Fund and/or the Acquired Fund Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder support services, pursuant to a written agreement.

The Rule 12b-1 plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the 12b-1 plan will benefit the applicable shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale.

For the fiscal year ended October 31, 2024, the Fund accrued $30,676 in 12b-1 fees with respect to Investor Class shares. This amount was allocated as payments to dealers, reimbursements to Foundry Partners for omnibus account payments, and for other eligible expenses.

The Acquiring Fund 12b-1 Plan provides alternative methods for paying sales charges and may help the Fund grow or maintain asset levels to provide operational efficiencies and economies of scale. The Acquiring Fund 12b-1 Plan also provides that the distribution fees paid by Investor Class shares of a Fund may be used to pay for any expenses primarily intended to result in the sale of shares of such Class, including, but not limited to: (a) costs of payments, including incentive compensation, made to agents for and consultants to the Distributor or the Trust, including pension administration firms that provide distribution services and broker-dealers that engage in the distribution of the shares of such Class of the Fund; (b) payments made to, and expenses of, persons who provide support services in connection with the distribution of shares of such Class of the Fund; (c) payments made pursuant to any dealer agreements between the Acquiring Fund Distributor and certain broker-dealers, financial institutions and other service providers with respect to such Class of the Fund; (d) costs relating to the formulation and implementation of marketing and promotional activities; (e) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of such Class of the Fund; (f) costs involved in preparing, printing and distributing sales literature pertaining to such Class of the Fund; (g) costs involved in obtaining such information, analyses and reports with respect to marketing and promotional activities that the Trust may deem advisable with respect to such Class of the Fund, and (h) reimbursement to the Adviser for expenses advanced on behalf of the Fund or Class with respect to such activities. The Acquiring Fund 12b-1 Plan is a compensation plan, which means that the Acquiring Fund Distributor is compensated regardless of its expenses, as opposed to a reimbursement plan which reimburses only for expenses incurred. The Acquiring Fund Distributor does not retain any 12b-1 fees for profit. All 12b-1 fees are held in a retention account by the Distributor to pay for and/or reimburse the Adviser for distribution related expenditures.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)

The Acquiring Fund 12b-1 Plan may not be amended to materially increase the amount to be paid by a Fund’s Investor Class shares for distribution services without the vote of a majority of the outstanding voting securities of such shares. The Acquiring Fund 12b-1 Plan shall continue in effect indefinitely, with respect to a Class, provided that such continuance is approved at least annually by a vote of a majority of the trustees of EPAT, including the independent trustees, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of such Class. The Acquiring Fund 12b-1 Plan may be terminated with respect to a Class at any time without penalty by vote of a majority of the independent trustees or by vote of the majority of the outstanding voting securities of such Class.

If the Acquiring Fund 12b-1 Plan is terminated for the Fund’s Investor Class shares in accordance with its terms, the obligation of the Fund to make payments to the Acquiring Fund Distributor pursuant to the Acquiring Fund 12b-1 Plan will cease and the Fund will not be required to make any payments past the termination date. Thus, there is no legal obligation for the Fund to pay any expenses incurred by the Acquiring Fund Distributor other than fees already payable under the Acquiring Fund 12b-1 Plan, if the Acquiring Fund 12b-1 Plan is terminated in accordance with its terms for any reason.

Purchases

You may purchase shares of the Fund without any sales charge directly from the Fund by check, via electronic funds transfer through the Automated Clearing House (“ACH”) network, by telephone, by wire transfer, through the Automatic Investment Plan (“AIP”), or through a bank or one or more brokers authorized as agents by the Fund to receive purchase orders.

You may not use ACH transactions for your initial purchase of Fund shares.

You may purchase shares of the Fund without any sales charge directly from the Fund by check, via electronic funds transfer through the Automated Clearing House (“ACH”) network, by telephone, by internet, by wire transfer, through the Automatic Investment Plan (“AIP”), or through a bank or one or more brokers authorized as agents by the Fund to receive purchase orders. Shares are also available through “fund supermarkets” or similar programs that offer access to a broad array of mutual funds.

You may not use ACH transactions for your initial purchase of Fund shares.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)
Minimum Investments

Investor Class Shares

The minimum initial investment in Investor Class shares is $2,500 and minimum subsequent investments are $1,000. Foundry Partners may, in its sole discretion, waive these minimums for Individual Retirement Accounts, for accounts participating in an automatic investment program, and in certain other circumstances.

Institutional Class Shares

The minimum initial investment for Institutional Class shares of the Fund is $100,000, and subsequent investments are subject to a minimum of $1,000. Foundry Partners may, in its sole discretion, waive these minimums for existing clients of Foundry Partners and other related parties, as well as in certain other circumstances.

Investor Class Shares

The minimum initial investment in Investor Class shares of the Fund is $2,500. The minimum subsequent investment in Investor Class shares of the Fund is $1,000. The Adviser has sole discretion to waive these minimums.

Class I Shares

The minimum initial investment for Class I shares of the Fund is $100,000, and subsequent investments are subject to a minimum of $1,000. The Adviser has sole discretion to waive these minimums.

Exchange Privileges	The Acquired Fund does not provide any exchange privileges.	You may exchange shares of the Fund for the same class of shares in an identically registered account of another North Square Fund (please contact the North Square Funds at (855) 551-5521 to receive the prospectus). The amount of the exchange must be equal to or greater than the required minimum initial investment. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Fund or, if authorized on your application, by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, the Fund reserves the right to limit the total number of exchanges you can make in any year. There are no sales charges for exchanges of shares.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)
Redemptions

Shareholders may sell (redeem) Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund by written request, by telephone (up to $25,000 of a shareholder’s account) via electronic funds transfer through the ACH network, by wire transfer, or through their Broker. Shareholders may receive proceeds of their sale in a check, ACH, or federal wire transfer.

Redemptions are effected at the NAV next determined after the Fund’s transfer agent and/or by certain third parties who are authorized to receive redemption requests on the Fund’s behalf.

Shareholders may sell (redeem) Fund shares on any day the Fund and the NYSE are open for business either directly to the Fund by written request, by telephone via electronic funds transfer through the ACH network, by wire transfer, through the Systematic Withdrawal Plan (“SWP”), or through their Broker. Shareholders may receive proceeds of their sale in a check, ACH, or federal wire transfer.

Redemptions are effected at the NAV next determined after the Fund’s transfer agent and/or by certain third parties who are authorized to receive redemption requests on the Fund’s behalf.

In-Kind Redemptions	The Fund has reserved the right to pay the redemption price of its shares in excess of $250,000 or l% of its net asset value either totally or partially, by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.	Identical to the Acquired Fund.
Dividends and Distributions

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their NAV as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash.

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at their NAV as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash.

The Fund will make distributions of dividends monthly and net capital gains, if any, at least annually, typically in December. The Fund may make an additional payment of dividends or distributions of capital gains if it deems it desirable at any other time of the year.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)
Fund Policy on Market Timing / Frequent Trading	The Fund has been designed as a long-term investment and not as a frequent or short-term trading (“market timing”) option. Market timing can be disruptive to the portfolio management process and may adversely impact the ability to implement investment strategies. In addition to being disruptive, the risks presented by market timing include higher expenses through increased trading and transaction costs; forced and unplanned portfolio turnover; large asset swings that decrease the ability to maximize investment return; and potentially diluting the value of the share price. These risks can have an adverse effect on investment performance. Although the Fund does not accommodate frequent purchases and redemptions, the VAT Board has not adopted policies and procedures to detect and prevent market timing in the Fund because the VAT Board does not believe that market timing is a significant risk to the Fund given the type of securities held in the Fund. Accordingly, the Fund will permit frequent and short-term trading of shares of the Fund. Although the VAT Board does not believe that there is a significant risk associated with market timing for the Fund, the Fund cannot guarantee that such trading will not occur. Notwithstanding, the Fund reserves the right to refuse to allow any purchase by a prospective or current investor.	The EPAT Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in the Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail in the Fund’s Prospectus) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.
Net Asset Value	The NAV per share of the Fund is determined as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding.	Identical to the Acquired Fund.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)
Share Price

In calculating the NAV, equity securities generally are valued by using market quotations furnished by a pricing service. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange-traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures adopted by Foundry Partners and approved by the VAT Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause Foundry Partners to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced

In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under procedures adopted by the Adviser and approved by the EPAT Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Comparison of Fundamental Investment POLICIEs and Non-Fundamental investment limitations

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable).

Fundamental policies cannot be changed without the approval of a “majority of the outstanding voting securities” of a fund means the vote of: (i) more than 50% of the outstanding voting securities of the fund; or (ii) 67% or more of the voting securities of the fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, whichever is less.

The fundamental investment policies of the Acquired Fund and the Acquiring Fund are substantially similar. The Acquired Fund and the Acquiring Fund also have various non-fundamental investment limitations (i.e., can be changed without shareholder approval by a Fund’s Board of Trustees), including similar non-fundamental investment limitations related to investments in other investment companies and investments in illiquid securities. The Acquired Fund has certain non-fundamental investment limitations that will not apply if the Reorganization is approved.

A comparison of the fundamental investment restrictions and non-fundamental investment limitations of the Acquired Fund and Acquiring Fund is below.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)

Fundamental Investment Policies

Concentration	The Fund will not invest more than 25% of its total assets in any one particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	The Fund may not invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. government, its agencies or instrumentalities.
Borrowing	The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.	The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Senior Securities	The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.	The Fund may not issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Underwriting	The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.	The Fund may not act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)

Fundamental Investment Policies

Real Estate	The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	The Fund may not purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs.
Commodities	The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.	The Fund may not purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity related products).
Lending	The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	The Fund may not make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.
Diversification	With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.	The Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

	Acquired Fund (a series of VAT)	Acquiring Fund (a series of EPAT)

Non-Fundamental Investment Policies

Illiquid Securities	The Fund may not purchase or otherwise acquire any illiquid investment if, immediately after the acquisition, the value of illiquid investments held by the Fund would exceed 15% of its net assets. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of the [VAT Board], Foundry Partners determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees [i.e., of the VAT Board] monitor investments in illiquid instruments. If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity pursuant to the [VAT’s] liquidity risk management program.	The Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.
Investing in Other Investment Companies	The Fund may not acquire securities of other investment companies, except as permitted by the 1940 Act and the rules, regulations and any applicable exemptive order issued thereunder. Notwithstanding the above, the Fund may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)or 12(d)(1)(G) of the 1940 Act.	The Fund may invest in shares of securities of registered open end investment companies or registered [unit investment trusts] subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder
Buying on Margin*	The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and tec	None
Purchasing Warrants*	The Fund may not purchase warrants if, as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value.	None
Buying or Selling Options*	The Fund may not purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets.	None
Selling Put Options*	The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.	None

*	Represents a non-fundamental investment limitation that applies to the Acquired Fund, but will not apply to the Acquiring Fund.

Comparison of Shareholder Rights

VAT and EPAT are each organized as Delaware statutory trusts. VAT was organized as a Delaware statutory trust pursuant to a Declaration of Trust (the “VAT Trust Instrument”) dated June 13, 2008. As a Delaware statutory trust, VAT’s operations are currently governed by the VAT Trust Instrument and the trust’s By-Laws (the “VAT By-Laws”), as well as by applicable federal and Delaware law. EPAT was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “EPAT Trust Instrument”) on August 2, 2018. As a Delaware statutory trust, EPAT’s operations are currently governed by the EPAT Trust Instrument and the trust’s By-Laws (the “EPAT By-Laws”), and applicable federal and Delaware law.

There are generally no material differences between the rights of shareholders with respect to matters such as trustee liability and indemnification. There are some material differences between the EPAT and VAT Trust Instruments. related to the rights of shareholders relating to shareholder derivative actions, exclusive jurisdiction of courts in Delaware, the waiver of a jury trial, and the rights of certain shareholders to inspect the shareholder list in limited circumstances. First, the EPAT Trust Instrument requires Acquiring Fund shareholders to satisfy certain conditions (as more fully described in the table below) in order to bring derivative actions on behalf of EPAT. The VAT Trust Instrument does not impose any such conditions on Acquired Fund shareholders. Second, the EPAT Trust Instrument requires Acquiring Fund shareholders to irrevocably consent to the exclusive jurisdiction of Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware. The VAT Trust Instrument does not impose such an exclusive jurisdiction requirement on Acquired Fund shareholders. Third, the EPAT Trust Instrument requires Acquiring Fund shareholders to waive their right to a jury trial. The VAT Trust Instrument does not impose a jury trial waiver on Acquired Fund shareholders. Fourth, the VAT Trust Instrument permits one or more persons who together and for at least six months have been shareholders of at least five percent of the outstanding shares of the Acquired Fund to present to any officer of the Trust a written request for a list of its Acquired Fund shareholders, stating that the requesting shareholder wishes to communicate with other Acquired Fund shareholders with a view to requesting in writing that the Trustees call a special meeting of the shareholders solely for the purpose of removing one or more VAT trustees. The EPAT Trust Instrument does not provide similarly situated “five percent shareholders” of the Acquiring Fund with a right to request the Acquiring Fund shareholder list. The table below compares certain provisions of the VAT and EPAT Trust Instruments related to shareholder rights, including these material differences.

MATTER	ACQUIRED FUND (a series of VAT)	ACQUIRING FUND (a series of EPAT)
Trustee Liability and Indemnification

A Trustee or officer of the Trust, when acting in such capacity, shall not be personally liable to any person for any act, omission or obligation of the Trust or any Trustee or officer of the Trust; provided, however, that nothing contained herein or in the Delaware Statutory Trust Act (the “Delaware Act”) shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees in their capacity as such shall look only to the assets of the appropriate Portfolio or, until the Trustees shall have established any separate Portfolio, of the Trust for payment under such credit, contract or claim; and neither the Shareholders, the Trustees, nor the Trust’s officers nor any of the agents of the Trustees whether past, present or future, shall be personally liable therefor.

No Trustee shall be liable to the Trust or to any Shareholder except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and the Trustees shall not be personally liable therefor.

Every person who is, or has been, a Trustee shall be indemnified by the Trust and each Series to the fullest extent permitted by law and against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his her having been a Trustee and against amounts paid or incurred by him or her in the settlement thereof.

MATTER	ACQUIRED FUND (a series of VAT)	ACQUIRING FUND (a series of EPAT)

Every Covered Person (as next defined) shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law. “Covered Person” means a person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise.

Any action by one or more of the Trustees in their capacity as such hereunder shall be deemed an action on behalf of the Trust or the applicable Portfolio, and not an action in an individual capacity.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law.

Indemnification is disallowed where (i) where the Trustee shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (ii) in the event of settlement, unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (a) by the court or other body approving the settlement; (b) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts; or (c) by written opinion of independent legal counsel based upon a review of readily available facts.
Good Faith Reliance by the Trustees	The Trustees may take advice of counsel or other experts with respect to the meaning and operation of the VAT Trust Instrument, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice.	The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of the EPAT Trust Instrument and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence.

MATTER	ACQUIRED FUND (a series of VAT)	ACQUIRING FUND (a series of EPAT)
Shareholder Liability

No Shareholder of the Trust shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Portfolio (or Class) thereof. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any Shareholder or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise. The Shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to stockholders of private corporations for profit.

In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder of the Trust or any Portfolio or Class and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or general successor) shall be entitled, out of the assets belonging to the applicable Portfolio (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the VAT Bylaws and applicable law. The Trust, on behalf of the affected Portfolio (or Class), shall upon request by the Shareholder, assume the defense of any such claim made against the Shareholder for any act or obligation of that Portfolio (or Class)

Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

MATTER	ACQUIRED FUND (a series of VAT)	ACQUIRING FUND (a series of EPAT)
Merger, Consolidation or Transfer of Assets	Subject to right of Shareholders, if any, to vote in pertinent part under the 1940 Act, the Trustees may cause (i) the Trust or one or more of its Portfolios to the extent consistent with applicable law to sell all or substantially all of its assets to, or be merged into or consolidated with, another Portfolio, statutory trust (or series thereof) or Company (or series thereof), (ii) the Shares of the Trust or any Portfolio (or Class) to be converted into beneficial interests in another statutory trust (or series thereof), (iii) the Shares of any Class to be converted into another Class of the same Portfolio, or (iv) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. In all respects not governed by statute or applicable law, the Trustees shall have power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Portfolio (or Class) into beneficial interests in such separate statutory trust or trusts (or series or class thereof).	The Trustees may, in their sole discretion and without Shareholder approval unless such approval is required by the 1940 Act, (i) cause the Trust to convert or merge, reorganize or consolidate with or into one or more trusts, partnerships, limited liability companies, associations, corporations or other business entities (or a series of any of the foregoing to the extent permitted by law) (including trusts, partnerships, limited liability companies, associations, corporations or other business entities created by the Trustees to accomplish such conversion, merger, reorganization or consolidation) so long as the surviving or resulting entity is an open-end management investment company under the 1940 Act, or is a series thereof, to the extent permitted by law, (ii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, (iii) cause the Trust to incorporate under the laws of a state, commonwealth, possession or colony of the United States, (iv) sell or convey all or substantially all of the assets of the Trust or any Series or Class to another Series or Class of the Trust or to another trust, partnership, limited liability company, association, corporation or other business entity (or a series of any of the foregoing to the extent permitted by law) (including a trust, partnership, limited liability company, association, corporation or other business entity created by the Trustees to accomplish such sale and conveyance), or (v) at any time sell or convert into money all or any part of the assets of the Trust or any Series or Class.
Limitations on Ability of Shareholders to Bring Derivative Actions	Not applicable.

In addition to the requirements set forth in Section 3816 of the Delaware Act, a Shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met:

(a) The Shareholder or Shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of this [provision regarding shareholder derivative actions], a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as that term is defined in the Delaware Act);

(b) Unless a demand is not required under paragraph (a), Shareholders eligible to bring such derivative action under the Delaware Act who collectively hold Shares representing ten percent (10%) or more of the total combined net asset value of all Shares issued and outstanding or of the Series or Classes to which such action relates if it does not

MATTER	ACQUIRED FUND (a series of VAT)	ACQUIRING FUND (a series of EPAT)

relate to all Series and Classes, shall join in the request for the Trustees to commence such action; and

(c) Unless a demand is not required under paragraph (a) [above], the Trustees must be afforded a reasonable amount of time to consider such Shareholder request and to investigate the basis of such claim.

(d) For purposes of this [provision regarding shareholder derivative actions], the Board of Trustees may designate a committee of one Trustee to consider a Shareholder demand if necessary to create a committee with a majority of Trustees who are “independent trustees” (as that term is defined in the Delaware Act).

(e) The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the Shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

(f) In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative actions, each Shareholder of the Trust or any Series or Class thereof agrees that any claim that affects all Shareholders of a Series or Class equally, that is, proportionately based on their number of Shares in such Series or Class, must be brought as a derivative action subject to this [provision regarding shareholder derivative actions] irrespective of whether such claim involves a violation of the Shareholders’ rights under this EPAT Trust Instrument or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim.

Jurisdiction of Courts in Delaware and Waiver of Jury Trial	Not applicable.	In accordance with Section 3804(e) of the Delaware Act, any suit, action or proceeding brought by or in the right of any Shareholder or any person claiming any interest in any Shares seeking to enforce any provision of, or based on any matter arising out of, or in connection with, this Declaration of Trust or the Trust, any Series or Class or any Shares, including any claim of any nature against the Trust, any Series or Class, the Trustees or officers of the Trust, shall be brought exclusively in the Court of Chancery of the State of Delaware to the extent there is subject matter jurisdiction in such court for the claims asserted or, if not, then in the Superior Court of the State of Delaware, and all Shareholders and other such Persons hereby irrevocably consent to the jurisdiction of such courts (and the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waive, to the fullest extent permitted by law, any objection they may make now or hereafter have to the laying of the venue of any such suit, action or proceeding in such court or that any such suit, action or proceeding brought in any such court has

MATTER	ACQUIRED FUND (a series of VAT)	ACQUIRING FUND (a series of EPAT)
been brought in an inconvenient forum and further, IN CONNECTION WITH ANY SUCH SUIT, ACTION, OR PROCEEDING BROUGHT IN THE SUPERIOR COURT IN THE STATE OF DELAWARE, ALL SHAREHOLDERS AND ALL OTHER SUCH PERSONS HEREBY IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY TO THE FULLEST EXTENT PERMITTED BY LAW. All Shareholders and other such Persons agree that service of summons, complaint or other process in connection with any proceedings may be made by registered or certified mail or by overnight courier addressed to such Person at the address shown on the books and records of the Trust for such Person or at the address of the Person shown on the books and records of the Trust with respect to the Shares that such Person claims an interest in. Service of process in any such suit, action or proceeding against the Trust or any Trustee or officer of the Trust may be made at the address of the Trust’s registered agent in the State of Delaware. Any service so made shall be effective as if personally made in the State of Delaware.
Rights of Certain Shareholders to Inspect Shareholder List	Except as may be permitted by Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended from time to time, no Shareholder shall have the right to obtain from the Trust a list of the Trust’s Shareholders; provided, however, that one or more Persons who together and for at least six months have been Shareholders of at least five percent (5%) of the Outstanding Shares of any Class may present to any officer of the Trust a written request for a list of its Shareholders, stating that they wish to communicate with other Shareholders with a view to requesting in writing that the Trustees call a special meeting of the Shareholders solely for the purpose of removing one or more Trustees. Within twenty (20) days after such request is made, the Trust shall prepare and have available on file at its principal office a list verified under oath by one of its officers or its transfer agent or registrar which sets forth the name and address of each Shareholder. The rights provided for herein shall not extend to any Person who is a beneficial owner but not also a record owner of Shares of the Trust.	Not applicable.

Tax Information

The Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE PROPOSED REORGANIZATION

General

Under the Reorganization Agreement, the Acquired Fund will transfer its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. The shares of the Acquiring Fund issued to the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Acquired Fund of the shares of the Acquiring Fund, the Acquired Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date, the Acquired Fund will be terminated as a series of VAT under Delaware law.

As a general matter, the Reorganization complies with the conditions of Section 15(f) of the 1940 Act since: (i) for a period of at least three years after the Reorganization, at least 75% of the board of trustees of the Acquiring Fund will be independent of Foundry Partners, the Adviser and the Sub-Adviser; and (ii) for a period of at least two years after the Reorganization, there will not be an “unfair burden” imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions or understandings applicable to the Reorganization. In regard to the absence of the imposition of an unfair burden, it is specifically noted that: (1) the expense cap in place for the Acquiring Fund will be the same as that currently in place for the Acquired Fund, but will be extended for at least two years from the date of the closing of the Reorganization and through at least September 30, 2027; and (2) the costs of the Reorganization, including the costs of soliciting proxies, will be borne by Foundry Partners and the Adviser and not the Acquired Fund or the Acquiring Fund or their respective shareholders.

Terms of the Reorganization Agreement

Below is a summary of the important terms of the Reorganization Agreement, a form of which is set forth in Appendix A to this Proxy Statement/Prospectus, and which we encourage you to read in its entirety. All information regarding EPAT in this Proxy Statement/Prospectus, its operations and the various agreements between EPAT and its several service providers have been provided by EPAT or the Adviser, and neither VAT nor any member of the VAT Board has independently verified the accuracy of such information.

Key Provisions

The Reorganization Agreement provides for several steps that will occur on the Closing Date following shareholder approval. First, with respect to the Acquired Fund, it will transfer all of its assets to the Acquiring Fund, which is a series of EPAT, in exchange solely for (1) all of the shares of Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the number of full and fractional shares of the Acquired Fund as of the Closing Date and (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund excluding any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Acquired Fund and Foundry Partners (including any recoupment of any fees or expenses of the Acquired Fund previously waived or reimbursed) and expenses that are solely and directly related to the Reorganization (as provided for by the relevant IRS guidance described in paragraph 3.3(f) of the Reorganization Agreement) borne by the Advisers pursuant to the Reorganization Agreement. Immediately thereafter, the Acquired Fund will distribute the shares received from the Acquiring Fund to its shareholders on a pro rata basis and liquidate.

This will be accomplished by opening accounts on the books of the Acquiring Fund in the name of each shareholder of record, determined on the business day prior to the Closing Date, of the Acquired Fund and transferring the Acquiring Fund shares to each such account, in complete liquidation of the Acquired Fund. As a result, every shareholder of record of the Acquired Fund will own the same number of shares of the Acquiring Fund, with the same aggregate NAV, as the number of Acquired Fund shares held by the shareholder immediately before the Reorganization.

For example, if you held 100 Institutional Class shares of the Acquired Fund (a series of VAT) immediately prior to the close of the New York Stock Exchange on the valuation date, those shares would be canceled and you would receive 100 Class I shares of the Acquiring Fund (a series of EPAT). The aggregate NAV of your Acquiring Fund shares immediately after the Reorganization will be equal to the aggregate NAV of your Acquired Fund shares immediately prior to the Reorganization.

All of these transactions will occur as of the Closing Date. Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund, and the share transfer books of the Acquired Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their next determined NAV per share. No sales charges will be imposed on the shares of the Acquiring Fund issued in connection with the Reorganization. The Reorganization has been structured to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. As a condition of the Reorganization, counsel for EPAT will provide a tax opinion that the shareholders of the Acquired Fund will not recognize any gain or loss for Federal income tax purposes as a consequence of the Reorganization. Nevertheless, shareholders of the Acquired Fund are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

 Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Agreement. Certain of these conditions may be waived by each of the VAT Board and the EPAT Board. A significant condition includes the approval of the Reorganization Agreement by shareholders of the Acquired Fund (which may not be waived). The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Acquired Fund, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach. In addition, the Reorganization Agreement may be amended, modified, or supplemented, as VAT and EPAT may mutually agree on in writing. However, shareholder approval would be required in order to amend the Reorganization Agreement, subsequent to the Meeting, in a manner that would have a material adverse effect on the Acquired Fund’s shareholders’ interests. No governmental consent, approval, authorization or filing is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, except as detailed in the Reorganization Agreement.

VAT BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

The VAT Board discussed the Reorganization during a meeting on February 26, 2025. Representatives of Foundry Partners and the Adviser, as the investment adviser to the Acquired Fund and Acquiring Fund, respectively, participated in the meeting and provided information to the Board regarding the proposed Reorganization. In connection with its consideration of the Reorganization, the VAT Board requested various information and data from the Adviser, the Sub-Adviser and EPAT. The VAT Board reviewed, among other information, responses from the Adviser, the Sub-Adviser and EPAT to a due diligence request letter, the terms of the Reorganization Agreement and information relating to: the compatibility of the Acquiring Fund’s investment objective, strategies and risks to those of the Acquired Fund; the fees and expenses of the Acquiring Fund as compared to the Acquired Fund’s fees and expenses; the Acquiring Fund’s distribution strategy as described by the Adviser; information regarding the Acquiring Fund; the expected federal income tax consequences of the Reorganization; the party who would be responsible for the costs anticipated to be incurred in connection with the Reorganization; and the potential benefits to the Adviser and the Sub-Adviser, among other factors.

At the same meeting, the Trustees were advised by independent legal counsel in their considerations of the Reorganization Agreement and the Reorganization. The Board considered their duties in considering the Reorganization under Delaware law and the 1940 Act, including Rule 17a-8. The VAT Trustees reviewed additional information regarding the proposed Reorganization and the anticipated benefits to the Acquired Fund and its shareholders. The VAT Board noted that the Adviser would serve as the investment adviser of the Acquiring Fund and the portfolio managers for the Acquired Fund would continue to serve as the portfolio managers of the Acquiring Fund as employees of the Sub-Adviser. Moreover, they noted that the Acquiring Fund would follow the same investment objective and principal investment strategies and limitations of the Acquired Fund. The VAT Board considered that the advisory fee rate will not change for the Acquiring Fund, and there was not expected to be any change in the nature or level of advisory services to be provided by the Adviser. The Board considered information provided by a representative of Ultimus and EPAT who participated in the meeting and provided background on EPAT and information about Ultimus’ qualifications and experience. The VAT Board determined that the other principal service providers to the Acquiring Fund will continue to provide a high level of services to the Fund, notwithstanding the change in certain service providers.

The VAT Board considered the potential benefits of the Reorganization to the Adviser, the Sub-Adviser and EPAT, including the Acquiring Fund’s opportunity to acquire the assets and performance track record of the Acquired Fund. The VAT Board considered that neither the Acquired Fund nor the Acquiring Fund would bear any costs of the Reorganization, which costs would be borne by Foundry Partners and the Adviser, and that the value of the Acquiring Fund shares to be received by shareholders of the Acquired Fund would be calculated at NAV as determined in accordance with VAT’s valuation procedures. Thus, the Reorganization would not be dilutive to shareholders.

After careful consideration, the VAT Board, including the independent trustees, determined that the Reorganization was in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The VAT Board unanimously approved the Reorganization Agreement and recommended that shareholders of the Acquired Fund vote in favor of the proposal. The VAT Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization Agreement. Rather, the determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the VAT Board in making their determination:

●	The terms and conditions of the Reorganization.

●	The Adviser and the Sub-Adviser will manage the Acquiring Fund, as the successor to the Acquired Fund, and the same portfolio managers will be employees of the Sub-Adviser and responsible for day-to-day management.

●	The investment objective, principal investment strategies, investment policies and limitations, principal investment risks and fiscal year end of the Acquiring Fund will be the same as those of the Acquired Fund.

●	The investment advisory fee rate for the Acquiring Fund will be the same as the current investment advisory fee rate for the Acquired Fund.

●	The expense cap in place for the Acquiring Fund will be the same as that currently in place for the Acquired Fund, but will be extended for at least two years from the date of the closing of the Reorganization and through at least September 30, 2027.

●	The interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

●	Potential benefits to the shareholders of the Acquired Fund from the Reorganization, including anticipated enhanced marketing services and distribution opportunities.

●	The shareholder services offered to the shareholders of the Acquiring Fund will be substantially similar to the shareholder services currently offered to the shareholders of the Acquired Fund, although provided by different service providers.

●	The qualifications and experience of the Acquiring Fund’s service providers.

●	The total annual operating expenses of the Acquiring Fund following the Reorganization are expected to be no greater than those of the Acquired Fund.

● ●

The gross and net expense ratio of the Acquired Fund as compared to the Acquiring Fund and the impact of any waiver in respect to the Acquiring Fund and the Acquired Fund.

The costs of the Reorganization, including the costs of soliciting proxies, will be borne by Foundry Partners and the Adviser and not the Acquired Fund or the Acquiring Fund or their respective shareholders, Foundry Partners and the Adviser will bear such costs whether the Reorganization is consummated or not.

●	The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

●	If shareholders of the Acquired Fund do not wish to become shareholders of the Acquiring Fund, they may redeem their Acquired Fund shares before the Reorganization.

●	Possible alternatives to the Reorganization.

If shareholders of the Acquired Fund approve the proposal, the Reorganization will take effect on or about April 25, 2025 or such other date as may be agreed upon by the officers of EPAT and VAT in accordance with the Reorganization Agreement. The EPAT Board has also approved the Reorganization on behalf of the Acquiring Fund.

Federal Income Tax CONSEQUENCES

Federal Income Taxes

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. Administrative changes, new legislation, or court decisions may significantly change the conclusions summarized below, and may have retroactive effect with respect to the Reorganization. The summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. In general, the Acquired Fund will neither recognize gain or loss as a consequence of the Reorganization, nor will the shareholders of the Acquired Fund recognize gain or loss as a result of the Acquired Fund’s distribution of the Acquiring Fund’s shares to its shareholders in exchange for such shareholder’s Acquired Fund’s shares. In addition, a shareholder’s tax basis for shares held in the Acquired Fund will carry over to the shares of the Acquiring Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the Acquiring Fund shares received in the Reorganization. The tax attributes, including capital loss carryovers, if any, of the Acquired Fund as of the Closing Date are expected to move to the Acquiring Fund in the Reorganization and to be available to offset future gains recognized by the Acquiring Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of the Acquired Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gains to the Acquiring Fund and its shareholders post-closing.

As a condition of the closing of the Reorganization, Blank Rome LLP will provide an opinion substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury Regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

●	The Reorganization will constitute a “reorganization” under Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

●	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or (ii) the distribution of shares of the Acquiring Fund by the Acquired Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-recognition transaction under the Code;

●	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund;

●	Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund;

●	Under Section 358 of the Code, the aggregate tax basis of shares of the Acquiring Fund received by shareholders of the Acquired Fund in connection with the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor by shareholders of the Acquired Fund;

●	Under Section 362(b) of the Code, the tax basis of the Acquired Fund’s assets received by the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in the second bullet point above;

●	Under Section 1223(1) of the Code, each Acquired Fund shareholder’s holding period in the shares of the Acquiring Fund received in the Reorganization will be determined by including the period for which the Acquired Fund shareholder held the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange;

●	Under Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund’s assets transferred to the Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset), will include the period for which the Acquired Fund’s assets were held by the Acquired Fund;

●	The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury Regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury Regulations.; and

●	The consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund.

The opinion will also be based on certain factual certifications made by the officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Blank Rome LLP’s opinion, which therefore cannot be free from doubt.

An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization was consummated but did not qualify as a tax-free reorganization under the Code, including where the IRS or a court were to make such determination, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between the shareholder’s tax basis in the Acquired Fund shares held by the shareholder and the fair market value of the shares of the Acquiring Fund the shareholder received. Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

Shareholders may sell (redeem) Acquired Fund shares prior to the consummation of the Reorganization at such times and in such manner as described in this Proxy Statement/Prospectus. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

Cost Basis Reporting

Federal law requires that regulated investment companies (including mutual fund companies) report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Like the Acquired Fund, the Acquiring Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Acquiring Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Acquiring Fund’s standing tax lot identification method is the method used for covered shares reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Acquiring Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, the Acquiring Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Acquiring Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Acquiring Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

This discussion is only a general summary of the material U.S. federal income tax consequences of the Reorganization and is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

Costs of the Reorganization

Foundry Partners and/or the Adviser will pay the costs of the Reorganization, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees and proxy solicitation expenses, transfer agent and custodian conversion costs.

The VAT Board unanimously recommends that shareholders of the Acquired Fund approve the Reorganization.

VOTING INFORMATION

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the VAT Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement/Prospectus and at the discretion of the holders of the proxy on any other matter that may come properly before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of VAT revoking the proxy, or (3) attending and voting at the Meeting.

Voting Securities and Voting

Shareholders of record of the Acquired Fund at the close of business on March 5, 2025 (“Record Date”), are entitled to vote at the Meeting or at any adjournments thereof. As of the Record Date, the Acquired Fund had 15,621,164.843 shares outstanding and entitled to vote at the Meeting.

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of the Acquired Fund will vote on the proposed Reorganization. The presence at the Meeting of holders of one-third of the outstanding shares of the Acquired Fund entitled to vote, at the Meeting or by proxy, shall constitute a quorum for the Meeting for the Acquired Fund. Provided a quorum is present, the Reorganization proposal must be approved by the affirmative vote of a majority of the outstanding voting securities as defined under the 1940 Act (i.e., the lesser of either (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Acquired Fund).

For purposes of determining the presence of a quorum for transacting business at the Meeting or any adjournment(s) or postponement(s) thereof, executed proxies marked as abstentions will be treated as shares that are present, but not as votes cast, at the Meeting. The affirmative vote necessary to approve the Reorganization proposal will be determined with reference to a percentage of shares outstanding or present at the Meeting, which has the effect of treating abstentions as votes counted toward establishing quorum but as votes against the proposal with regard to the Acquired Fund. Due to the nature of the proposal at the Meeting being a “non-routine” matter, there will not be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) at the Meeting.

If, with respect to the Acquired Fund, either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote for the proposal in favor of such adjournments, and will vote those proxies required to be voted against the proposal against any such adjournment.

With respect to the Acquired Fund, the Meeting may be adjourned from time-to-time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The VAT Board is not aware of any other matters to come before the Meeting.

If a shareholder holds its shares in “street name” through a financial intermediary, such as a broker, bank or other intermediary, then the shareholder should contact its financial intermediary with the shareholder’s instructions for voting in advance of the Meeting, including any request that such nominee provide the shareholder with a legal proxy. Any shareholder that holds its shares in “street name” is strongly encouraged to authorize a proxy to vote its shares in advance of the Meeting, as it will not be able to vote during the Meeting itself unless the shareholder requests and provides to VAT a legal proxy from its nominee.

 Solicitation of Proxies

EQ Fund Solutions has been engaged to provide tabulation and solicitation services for an approximate cost of $11,073. EQ Fund Solutions may solicit proxies by mail, telephone, e-mail, or the Internet. Employees of the Adviser may make additional solicitations by mail, telephone, e-mail, or the Internet to obtain the necessary shareholder representation at the Meeting but will receive no additional compensation for doing so.

Shareholder Proposals

The Acquired Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of VAT, c/o Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246. Proposals must be received a reasonable time before VAT begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the Meeting. Any shareholder proposal that is not submitted a reasonable time before VAT sends out its proxy materials will be considered untimely and will not be included in the proxy materials. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Proxy Delivery/Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement/Prospectus will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement/Prospectus, please call (800) 247-1014 or write to the Foundry Partners Small Cap Value Fund c/o Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246. If you currently receive multiple copies of Proxy Statement/Prospectus or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Communications with the VAT Board

Shareholders of the Acquired Fund who wish to communicate with the VAT Board should send communications to the attention of the Secretary of VAT, c/o Ultimus Fund Solutions, LLC, at 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246, and all communications will be directed to the members of the VAT Board indicated in the communication or, if no such members are indicated, to all members of the VAT Board.

Dissenters’ Right of Appraisal

Shareholders of the Acquired Fund have no appraisal or dissenters’ rights.

Other Business

The VAT Board is not aware of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

The following table provides information on shareholders who owned of record or, to the knowledge of the Acquired Fund, beneficially, more than 5% of the Acquired Fund’s outstanding shares as of the Record Date. As of the Record Date, and except as noted in the table below, VAT knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the Acquired Fund.

As of the Record Date, the following persons owned 5% or more of the Acquired Fund’s outstanding shares.

Institutional Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	The Charles Schwab Corporation	DE	85.30%	Record

Investor Class

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	The Charles Schwab Corporation	DE	48.34%	Record
National Financial Services Co. 499 Washington Blvd. Jersey City, NJ 07310	FMR, LLC	DE	32.16%	Record

*	Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

It is not known whether Charles Schwab & Co., Inc. (“Schwab”), National Financial Services, LLC (“NFS”) or any of the underlying beneficial owners owned or controlled beneficially more than 25% of the voting securities of the Acquired Fund. As a result, Schwab and NFS may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Acquired Fund because it beneficially owns, directly or indirectly, more than 25% of the outstanding shares of the Acquired Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of the Acquired Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Acquired Fund shareholders.

Security Ownership of Management

As of the Record Date, no Trustees or officers of the Trust beneficially owned shares of the Acquired Fund, therefore, the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund. During the two most recently completed calendar years, neither the Independent Trustees of VAT, nor an immediate family member of such Independent Trustee, has owned securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Independent Trustees of VAT, nor any of their immediate family members, has or had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.

Where to Find Additional Information

VAT and EPAT are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 25, 2025

Copies of this Proxy Statement/Prospectus are available to you on the Internet at vote.proxyonline.com/foundry/docs/2025meeting.pdf. You may also request a copy of this information by calling EQ Fund Solutions toll-free at (877) 536-1561.  Representatives are available to assist you Monday through Friday, 9:00 a.m. Eastern Time to 10:00 p.m. Eastern Time.

OTHER MATTERS

Capitalization

The following tables set forth the capitalization of the Acquired Fund as of December 31, 2024, and of the Acquiring Fund as if the Reorganization took place on December 31, 2024. The capitalization of the Acquiring Fund will likely be different at the time that the Reorganization is consummated, including as a result of daily share purchase and redemption activity in the Acquired Fund and changes in NAV per share.

	Investor Class- Acquired Fund	Investor Class Pro Forma Acquiring Fund
Total Net Assets	$ 11,308,652	$11,308,652
Shares Outstanding	641,145	641,145
NAV per Share	$17.64	$17.64

	Institutional Class Acquired Fund	Class I Shares Pro Forma Acquiring Fund
Total Net Assets	$270,148,363	$270,148,363
Shares Outstanding	15,229,266	15,229,266
NAV per Share	$17.74	$17.74

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Blank Rome LLP.

Financial Highlights

As the Acquiring Fund has not yet begun operations, there are no financial highlights to report. If the Reorganization is approved by Acquired Fund shareholders and consummated, the Acquiring Fund will adopt the financial statements of the Acquired Fund, the accounting survivor of the Reorganization. The financial highlights tables are intended to help you understand the Acquired Fund’s financial performance for the past five fiscal years and are included in the Acquired Fund Prospectus which is incorporated herein by reference. This information has been audited by Cohen & Company, Ltd. (the “Auditor”), an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Acquired Fund Annual Report. The audited financial statements and related report of the Auditor from the Acquired Fund Annual Report are incorporated by reference herein. Copies of the Acquired Fund Annual Report are available free of charge upon request and on the Acquired Fund’s website at https://foundrypartnersllc.com/foundry-partners-fundamental-small-cap-value-fund/.

Foundry Partners Small Cap Value Fund - Investor Class Financial Highlights

(For a share outstanding during each year)

	For the Years Ended October 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of year	$20.35	$22.63	$26.16	$16.85	$20.55
Investment operations:
Net investment income	0.28	0.28	0.14	0.17	0.18
Net realized and unrealized gain (loss) on investments	4.07	(0.23)	(0.10)	9.30	(3.15)
Total from investment operations	4.35	0.05	0.04	9.47	(2.97)

Less distributions to shareholders from:
Net investment income	(0.22)	(0.17)	(0.13)	(0.16)	(0.26)
Net realized gains	(2.15)	(2.16)	(3.44)	—	(0.47)
Total distributions	(2.37)	(2.33)	(3.57)	(0.16)	(0.73)

Net asset value, end of year	$22.33	$20.35	$22.63	$26.16	$16.85

Total Return(a)	21.77%	0.43%	(0.40)%	56.45%	(15.17)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$11,871	$11,092	$12,010	$13,785	$12,443
Ratio of expenses to average net assets before waiver	1.29%	1.29%	1.28%	1.28%	1.32%
Ratio of expenses to average net assets after waiver	1.27%	1.25%	1.28%	1.28%	1.32%
Ratio of net investment income to average net assets	1.22%	1.26%	0.59%	0.56%	0.90%
Portfolio turnover rate(b)	143.89%	115.98%	54.76%	72.73%	60.56%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Foundry Partners Small Cap Value Fund - Institutional Class Financial Highlights

(For a share outstanding during each year)

	For the Years Ended October 31,
	2024	2023	2022	2021	2020
Selected Per Share Data
Net asset value, beginning of year	$20.48	$22.76	$26.29	$16.94	$20.66
Investment operations:
Net investment income	0.32	0.33	0.21	0.18	0.21
Net realized and unrealized gain (loss) on investments	4.11	(0.22)	(0.10)	9.38	(3.14)
Total from investment operations	4.43	0.11	0.11	9.56	(2.93)

Less distributions to shareholders from:
Net investment income	(0.28)	(0.23)	(0.20)	(0.21)	(0.32)
Net realized gains	(2.15)	(2.16)	(3.44)	—	(0.47)
Total distributions	(2.43)	(2.39)	(3.64)	(0.21)	(0.79)

Net asset value, end of year	$22.48	$20.48	$22.76	$26.29	$16.94

Total Return(a)	22.04%	0.71%	(0.11)%	56.77%	(14.97)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$276,763	$221,460	$236,576	$268,989	$182,343
Ratio of expenses to average net assets before waiver	1.04%	1.04%	1.03%	1.03%	1.07%
Ratio of expenses to average net assets after waiver	1.03%	1.00%	1.03%	1.03%	1.07%
Ratio of net investment income to average net assets	1.46%	1.50%	0.84%	0.80%	1.16%
Portfolio turnover rate(b)	143.89%	115.98%	54.76%	72.73%	60.56%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

APPENDIX A

FORM OF Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of 25th day of April, 2025, among Exchange Place Advisors Trust, a Delaware statutory trust, with its principal place of business at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (“New Trust”), on behalf of its segregated portfolio of assets (“series”) the North Square Small Cap Value Fund (the “New Fund”); Valued Advisers Trust, a Delaware statutory trust, with its principal place of business at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (“Current Trust”), on behalf of its series the Foundry Partners Small Cap Value Fund (the “Existing Fund”); solely for purposes of paragraphs 5.6 and 6, Foundry Partners, LLC, investment adviser to the Existing Fund (“Foundry Partners”); and solely for purposes of paragraphs 5.7 and 6, North Square Investments, LLC, investment adviser to the New Fund (“NSI,” and together with Foundry Partners, the “Advisers”) (Each of New Trust and Current Trust is sometimes referred to herein as an “Investment Company,” and the New Fund and Existing Fund are each sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on its own or that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including another Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its Obligations set forth herein.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Treasury Regulations”). The reorganization will involve the Existing Fund’s changing its identity -- by converting from a series of Current Trust to a series of New Trust -- by (1) transferring all its assets to the New Fund (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in that New Fund and that New Fund’s assumption of all of the Existing Fund’s liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and the New Fund being referred to herein as the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the respective Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund offers multiple classes of shares designated as Investor Class shares and Institutional Class shares (“Investor Class Existing Fund Shares” and “Institutional Class Existing Fund Shares” respectively, and collectively, “Existing Fund Shares”). The New Fund also will offer multiple classes of shares, which mirror the respective share classes of the Existing Fund, designated, as applicable, Investor Class shares and Class I shares (“Investor Class New Fund Shares” and “Class I New Fund Shares” respectively, and collectively, “New Fund Shares”). The Investor Class Existing Fund Shares and the Investor Class New Fund Shares, and the Institutional Class Existing Fund Shares and the Class I New Fund Shares, respectively, are substantially similar to each other.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.	PLAN OF REORGANIZATION

1.1. Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a) issue and deliver to the Existing Fund, as applicable, the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Investor Class New Fund Shares equal to the number of full and fractional Investor Class Existing Fund Shares then outstanding; and (2) Class I New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding;

(b) assume all of the Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature including, without limitation, all cash, cash equivalents, securities, commodities, futures interests, receivables (including, without limitation, interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records that the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time. The Existing Fund does not have any unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust.

1.3 The Liabilities shall consist of all liabilities of the Existing Fund, whether known or unknown, accrued or contingent, debts, obligations and duties existing at the Effective Time, excluding any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Existing Fund and Foundry Partners (including any recoupment of any fees or expenses of the Existing Fund previously waived or reimbursed) and Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Advisers pursuant to paragraph 6. Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all their known liabilities, debts, obligations and duties before the Effective Time.

1.4 At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.4) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Investor Class Existing Fund Shares shall be credited with the number of full and fractional Investor Class New Fund Shares due that Shareholder, and likewise the account for each Shareholder that holds Institutional Class Existing Fund Shares shall be credited with the number of full and fractional Class I New Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5 All computations of value shall be made by Ultimus Fund Services, LLC (“Ultimus”) in accordance with its regular practice in pricing the shares and assets of each Fund.

1.6 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing any regulatory report, tax return or other document with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, local tax authorities, or any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.8 After the Effective Time, the Existing Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) the Existing Fund shall be terminated as a series of Current Trust and (b) Current Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect the Existing Fund’s complete dissolution.

2.	CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on April 25, 2025 (“Effective Time” and “Closing Date”). The Closing shall be held at the offices of Ultimus at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

2.2 Current Trust shall direct the custodian of the Existing Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the New Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Existing Fund to the New Fund, as reflected on the New Fund’s books immediately after the Effective Time, does or will conform to that information on the Existing Fund’s books immediately before the Effective Time.

2.3 Current Trust shall direct its transfer agent to deliver at the Closing (a) to New Trust, a Certificate (1) verifying that the Existing Fund’s shareholder records contain each Shareholder’s name and address and the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns at the Effective Time and (2) as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and (b) to Current Trust, a confirmation, or other evidence satisfactory to Current Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4 Current Trust shall deliver to New Trust, at such time prior to the Closing, as the parties mutually agree a Certificate listing each security, by name of issuer and number of shares, that is being carried on Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5 At the Closing, each Investment Company shall deliver to the other any (a) bill of sale, check, assignment, share certificate, receipt or other document the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated as of the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

2.6 In the event that at the Effective Time the NYSE or another primary trading market for portfolio securities of the New Fund or the Existing Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the mutual judgment of the Current Trust’s Board and the New Trust’s Board, accurate appraisal of the value of the net assets of the Existing Fund or the New Fund, respectively, is impracticable, the Effective Time shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.	REPRESENTATIONS AND WARRANTIES

3.1 Current Trust, on the Existing Fund’s behalf, represents and warrants to New Trust, on the New Fund’s behalf, as follows:

(a) Current Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Declaration of Trust, dated June 13, 2008, is on file with the SEC via EDGAR, (2) is duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) The Existing Fund is a duly established and designated series of Current Trust;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Current Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Current Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Current Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Current Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Current Trust’s Declaration of Trust, or By-Laws, or any agreement, indenture, instrument, contract, lease or other undertaking (each, an “Undertaking”) to which Current Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Current Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts including options, futures, forward contracts and swap agreements) will terminate, or (2) provision for discharge and/or the New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either affected Fund incurring any penalty with respect thereto and without diminishing or releasing any rights Current Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to Current Trust’s knowledge, threatened against Current Trust, with respect to the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and Current Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body or arbitrator that materially and adversely affects the Existing Fund’s business or Current Trust’s ability to consummate the transactions contemplated hereby;

(h) The Existing Fund’s financial statements at and for the fiscal year ended October 31, 2024, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those statements (copies of which Current Trust has furnished to New Trust) present fairly, in all material respects, the Existing Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since October 31, 2024, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of Existing Fund liabilities or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) To the best of the Current Trust’s knowledge, all income tax returns and all material federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed or provided to the applicable recipient and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in paragraph 3.1(h) above are properly reflected on such financial statements; to the best of Current Trust’s knowledge, no such Return is currently under audit and no deficiency or assessment has been asserted with respect to those Returns; and, the Existing Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder. There are no levies, liens or other encumbrances relating to taxes existing, threatened or pending with respect to the assets of the Acquired Fund (other than liens for taxes not yet due and payable). The Existing Fund has not changed its annual accounting period within the 60-month period ending on the Closing Date. To the best of Current Trust’s knowledge, no written claim has ever been made by a taxing authority with which the Existing Fund does not file a particular Return, that the Existing Fund is or may be required to file such Return;

(k) For federal income tax purposes, the Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2)) that is treated as a separate corporation under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for the current taxable year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as a RIC and has been (and for the current taxable year will be) eligible to and has computed (and for the current taxable year will compute) its federal income tax under section 852; the Existing Fund will not have as of the Closing, any material income or excise tax liability pursuant to sections 852 or 4982; and the Existing Fund has no current or accumulated earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to the Existing Fund;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Current Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund has not outstanding any options, warrants or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m) The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) The Existing Fund’s current prospectus and statement of additional information (1) conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(p) The information to be furnished by Current Trust for use in no-action letters, applications for orders, registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the New Fund’s Registration Statement and the Prospectus/Proxy Statement (as defined in paragraph 3.3(a)(1) and (2), respectively) (other than written information provided by New Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The Declaration permits Current Trust to vary its shareholders’ investment; Current Trust does not have a fixed pool of assets; and each series thereof (including the Existing Fund) is a managed portfolio of securities, and Foundry Partners has the authority to buy and sell securities for the Existing Fund;

(r) The Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus;

(s) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

(t) The Existing Fund has no known liability for any tax obligation of any taxpayer other than itself (other than pursuant to customary commercial contracts the principal purpose of which is not tax). The Existing Fund is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary tax returns. The Existing Fund is not a party to any tax allocation, sharing, or indemnification agreement (other than any customary commercial contracts the principal purpose of which is not tax); and

(u) The Existing Fund does not own any “converted property” (as that term is defined in Treasury Regulations Section 1.337(d)-7(a)(2(vii)) that is subject to the rules of Section 1374 as a consequence of Treasury Regulations Section 1.337(d)-7(b) thereunder.

3.2 New Trust, on the New Fund’s behalf, represents and warrants to Current Trust, on the Existing Fund’s behalf, as follows:

(a) New Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under Delaware Law, and its Certificate of Amendment to Certificate of Trust, dated June 24, 2024, is on file with the Secretary of State of Delaware, (2) at the Effective Time, it will be duly registered under the 1940 Act as an open-end management investment company, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) At the Effective Time, the New Fund will be a duly established and designated series of New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by the New Fund, except the Initial Shares;

(e) No consideration other than New Fund Shares (and the New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) New Trust, with respect to the New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, New Trust’s Amended and Restated Agreement and Declaration of Trust, dated June 24, 2024, as amended from time to time (“Instrument”), or any Undertaking to which New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on the New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action or investigation of or before any court, governmental body or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action or investigation and is not a party to or subject to the provisions of any order, decree, judgment or award of any court, governmental body or arbitrator that materially and adversely affects the New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

(h) For federal income tax purposes, the New Fund is not (or will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, and has elected (or will timely elect) the latter classification by filing Form 8832 with the Service; the New Fund has not filed any federal or state income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2)) that is treated as a separate corporation under section 851(g)(1)) and intends to take all steps necessary to meet the requirements of Subchapter M for qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i) The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

(j) There is no plan or intention for the New Fund to be dissolved or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k) Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the New Fund’s Registration Statement and the Prospectus/Proxy Statement (other than written information provided by Current Trust for inclusion therein) will, on their respective effective dates, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m) The New Trust trustees have each received copies of all examinations, reports, letters, orders and any other relevant documentation related to any state securities regulator, SEC or FINRA examination received by NSI in the last three years; and

(n) The Instrument permits New Trust to vary its shareholders’ investment; New Trust will not have a fixed pool of assets; and each series thereof (including the New Fund after it commences operations) will be a managed portfolio of securities, and NSI will have the authority to buy and sell securities for the New Fund.

3.3 Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a) No governmental consent, approval, authorization, or filing is required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consent, approval, authorization or order of any court is required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-1A relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus (“New Fund’s Registration Statement”), (2) Current Trust’s filing with the Commission of a registration statement on Form N-14 (“Prospectus/Proxy Statement”), and (3) consents, approvals, authorizations and filings that have been made or received or may be required after the Effective Time;

(b) The NAV of the New Fund Shares each Shareholder receives will be equal to the NAV of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the New Fund to which the Assets are subject;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by the Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by the New Fund, NSI or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets and be subject to the same liabilities that the Existing Fund held or was subject to immediately before the Reorganization; and the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.	COVENANTS

4.1 Current Trust covenants to call a meeting of Existing Fund’s shareholders on April 25, 2025, to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2 Current Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Existing Fund Shares.

4.3 Current Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4 Each Investment Company covenants to cooperate with the other in preparing the New Fund’s Registration Statement and the Prospectus/Proxy Statement in compliance with applicable federal and state securities laws.

4.5 Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered any assignment or other instrument, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) Current Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6 New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7 Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper or advisable to consummate and effectuate the transactions contemplated hereby.

4.8 The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the New Fund nor the Existing Fund (nor New Trust or Current Trust, on behalf of the New Fund or the Existing Fund, respectively) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. The New Fund and the Existing Fund will comply with the record keeping and information filing requirements of Treasury Regulation Section 1.368-3.

5.	CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The New Fund’s Registration Statement and the Prospectus/Proxy Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders and permits of federal, state and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued for the New Fund, as applicable, one Investor Class New Fund Share, one and one Class I New Fund Share (“Initial Shares”) to NSI or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that New Trust’s Board determines), to vote on the investment advisory agreement, distribution and service plan, and other agreements and plans referred to in paragraph 5. and to take whatever action it may be required to take as the New Fund’s sole initial shareholder;

5.5 New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment advisory agreement, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by NSI, or its affiliate as the New Fund’s sole initial shareholder;

5.6 Before the Closing, all liabilities of the Existing Fund and Foundry Partners (with respect to the Existing Fund) to service providers of the Existing Fund have been paid in full;

5.7 At any time before the Closing, New Trust has executed an expense limitation agreement on behalf of the New Fund, the terms of which are consistent with those described in the Prospectus/Proxy Statement; and

5.8 At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

5.9 Current Trust, on behalf of the Existing Fund, shall have received on the Closing Date the opinion of Blank Rome LLP, counsel to New Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on certificates of officers or trustees of New Trust dated as of the Closing Date), covering the following points:

(a) The Agreement has been duly authorized, executed and delivered by New Trust on behalf of the New Fund and, assuming due authorization, execution and delivery of the Agreement by Current Trust, is a valid and binding obligation of New Trust on behalf of the New Fund;

(b) The New Fund Shares to be issued to New Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by New Trust, and no shareholder of the New Fund has any preemptive rights to subscription or purchase in respect thereof; and

(c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of New Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which New Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which New Trust is a party or by which it is bound.

5.10 New Trust, on behalf of the New Fund, shall have received on the Closing Date the opinion of DLA Piper LLP (US), counsel to Current Trust (such opinion may reasonably rely on certificates of officers or trustees of Current Trust) dated as of the Closing Date, covering the following points:

(a) The Agreement has been duly authorized, executed and delivered by Current Trust, on behalf of the Existing Fund, and, assuming due authorization, execution and delivery of the Agreement by New Trust, is a valid and binding obligation of Current Trust, on behalf of the Existing Fund;

(b) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of Current Trust’s Declaration of Trust or its By-Laws or any provision of any agreement (known to such counsel) to which Current Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to New Trust, judgment or decree to which Current Trust is a party or by which it is bound; and

(c) The outstanding Existing Fund Shares are registered under the 1933 Act, and such registration is in full force and effect.

5.11 Current Trust and New Trust shall have received the opinion of Blank Rome LLP dated as of the Closing Date and addressed to Current Trust and New Trust, in a form satisfactory to them, substantially to the effect that, based upon certain facts, qualifications, certifications, representations and assumptions, for federal income tax purposes (such opinion, the “Tax Opinion”):

(a) The Reorganization will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and each of the Existing Fund and the New Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Existing Fund upon (i) the transfer of all of the Existing Fund’s Assets to the New Fund in exchange for New Fund Shares and the assumption by the New Fund of all the liabilities of the Existing Fund or (ii) the distribution of New Fund Shares by the Existing Fund to the Existing Fund’s Shareholders in complete liquidation of the Existing Fund, except that the Existing Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-recognition transaction under the Code;

(c) Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the Assets in exchange for New Fund Shares and the assumption by the New Fund of all Liabilities;

(d) Under Section 354 of the Code, no gain or loss will be recognized by the Shareholders of the Existing Fund upon the distribution to them by the Existing Fund of the New Fund Shares in exchange for their Existing Fund Shares in complete liquidation of the Existing Fund;

(e) Under Section 358 of the Code, the aggregate tax basis of New Fund Shares received by shareholders of the Existing Fund in connection with the Reorganization will be the same as the aggregate tax basis of the Existing Fund Shares exchanged therefor by Shareholders of the Existing Fund;

(f) Under Section 362(b) of the Code, the tax basis of the Existing Fund’s assets received by the New Fund in the Reorganization will be the same in the hands of the New Fund as the basis of such assets in the hands of the Existing Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in paragraph 5.11(b) above;

(g) Under Section 1223(1) of the Code, each Existing Fund Shareholder’s holding period in the New Fund Shares received in the Reorganization will be determined by including the period for which the Existing Fund Shareholder held the Existing Fund Shares exchanged therefor, provided that the Existing Fund Shareholder held such Existing Fund Shares as a capital asset at the time of the exchange;

(h) Under Section 1223(2) of the Code, the holding period of the New Fund with respect to the Assets transferred to the New Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in paragraph 5.11(b) above (except where investment activities of the New Fund have the effect of reducing or eliminating the holding period with respect to an asset), will include the period for which the Assets were held by the Existing Fund;

(i) The New Fund will succeed to and take into account those tax attributes of the Existing Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the Treasury Regulations thereunder, and existing court decisions and published interpretations of the Code and Treasury Regulations; and

(j) The consummation of the Reorganization will not terminate the taxable year of the Existing Fund, aside from any elective change in the taxable year of the New Fund.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed as to: (i) whether either the Existing Fund or the New Fund qualifies or will qualify as a regulated investment company; (ii) the U.S. federal income tax consequences of the payment of Reorganization Expenses by the Advisers, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any U.S. federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund Shareholder that is a foreign person; (iv) whether any gain or loss is required to be recognized for U.S. federal income tax purposes on any Asset in which gain or loss recognition is required by the even if the transaction otherwise constitutes a nonrecognition transaction; (v) whether any gain or loss will be recognized on any “Section 1256 contracts” as defined in Section 1256(b) or under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any Existing Fund Shareholder that is required to recognize unrealized gains or losses for U.S. federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any other federal, estate, gift, state, local or foreign tax consequences of the Reorganization.

Further, notwithstanding anything herein to the contrary, neither the New Fund nor the Existing Fund may waive the conditions set forth in this paragraph 5.11.

6.	EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Advisers shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) preparing and filing the Existing Fund’s’ prospectus supplements, the New Fund’s Registration Statement, and printing and distributing the Prospectus/Proxy Statement, (2) legal and accounting fees, (3) transfer taxes for foreign securities, (4) proxy solicitation costs, (5) any and all incremental Blue Sky fees, (6) any expenses of holding any special meeting or obtaining the written consent of the Current Trust’s Board of Trustees or New Trust’s Board of Trustees to approve matters related to the Reorganization, and (7) expenses of holding the Shareholders Meeting (including any adjournments thereof). Notwithstanding the foregoing, (i) expenses shall be paid by the party directly incurring them if and to the extent that the payment thereof by another person would result in the disqualification of the Existing Fund or the New Fund as a RIC or the disqualification of the Reorganization from qualifying as a tax-free reorganization under Section 368(a), and (ii) it is intended that the Advisers will pay or assume only those expenses that are solely and directly related to the Reorganization in accordance with the guidelines established in Revenue Ruling 73-54, 1973-1 C.B. 187.

7.	ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty or covenant not set forth herein. This Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing; provided, however, that, notwithstanding the foregoing, Sections 1.7, 1.8, 4.3, 4.5, 4.7, 6 and 7 shall survive the Closing.

8.	TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1 By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before April 25, 2025 or such other date as to which the Investment Companies agree; or

8.2 By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.	AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.	SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed as follows:

If to Current Trust:

Valued Advisers Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive
Suite 450
Cincinnati OH 45246
Attention: Matthew J. Miller

With copies (which shall not constitute notice) to:

DLA Piper LLP (US)
One Atlantic Center
1201 West Peachtree Street
Suite 2900
Atlanta, GA 30309-3800
Attention: Tanya L. Boyle

If to New Trust:

Exchange Place Advisors Trust
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
Attention: Ian Martin, President

With copies (which shall not constitute notice) to:

Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020
Attention: Stacy H. Louizos

12.	MISCELLANEOUS

12.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between that law and the federal securities laws, the latter shall govern.

12.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on the New Fund’s behalf, or Current Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

12.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

12.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

EXCHANGE PLACE ADVISORS TRUST, on behalf of the New Fund

By:
Ian Martin
President

VALUED ADVISERS TRUST, on behalf of the Existing Fund

By:
[Name]
[Title]

Foundry Partners, LLC, with respect to paragraphs 5.6 and 6

By:
[Name]
[Title]

North Square Investments, LLC, with respect to paragraphs 5.6 and 6

By:
[Name]
[Title]

STATEMENT OF ADDITIONAL INFORMATION

TO THE

REGISTRATION STATEMENT ON FORM N-14 REGARDING:

REORGANIZATION OF

Foundry Partners Small Cap Value Fund

a series of

Valued Advisers Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450,

Cincinnati, Ohio 45246

IN EXCHANGE FOR SHARES OF

North Square Small Cap Value Fund

a series of

Exchange Place Advisors Trust

c/o Ultimus Fund Solutions, LLC,

225 Pictoria Drive, Suite 450,

Cincinnati, Ohio 45246

April 15, 2025

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Foundry Partners Small Cap Value Fund (the “Acquired Fund”), series of Valued Advisers Trust (“VAT”), into the North Square Small Cap Value Fund (the “Acquiring Fund”), a newly created series of Exchange Place Advisors Trust (“EPAT”). The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

This SAI is not a prospectus. A combined Proxy Statement/Prospectus dated April 15, 2025, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Acquired Fund c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling (800) 247-1014. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

Contents of the SAI

This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

The following materials are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus.

1.	Acquired Fund Prospectus and SAI, incorporated by reference to Post-Effective Amendment No. 406 of Valued Advisers Trust’s registration statement on Form N-1A (File Nos. 333-151672; and 811-22208) (Accession No. 0001580642-25-001229) as filed with the SEC on February 28, 2025.

2.	The Acquired Fund Annual Report and annual financial statements, incorporated by reference to Valued Advisers Trust’s Form N-CSR (File Nos. 811-22208) as filed with the SEC on January 10, 2025.

3.	Acquiring Fund Prospectus and SAI, incorporated by reference to Post-Effective Amendment No. 46 of Exchange Place Advisor Trust’s registration statement on Form N-1A (File Nos. 333-226989 and 811-23373) (Accession No. 0001580642-25-002253) as filed with the SEC on April 7, 2025.

Because the Acquiring Fund has not yet commenced operations as of the date of this Statement of Additional Information, no financial statements or annual or semi-annual reports of the Acquiring Fund are available at this time.

Supplemental Financial Information

The Acquired Fund will be the performance and accounting survivor of the Reorganization.

A table showing the fees and expenses of the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary Information – How Do the Funds’ Fees and Expenses Compare?” of the Proxy Statement/Prospectus.

With respect to the proposed Reorganization, the Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Each security held by the Acquired Fund is eligible to be held by the Acquiring Fund based on the investment restrictions of the Acquiring Fund.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.

2